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                                                                  Exhibit 10.26

                              TRANSACTION AGREEMENT
                       (1997 Pep Boys II Leased Property)

         This TRANSACTION AGREEMENT dated as of February 28, 1997 (the "Agreement"), is entered into by and among THE PEP BOYS - MANNY, MOE & JACK, a Pennsylvania corporation ("Lessee"); STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not in its individual capacity except as expressly stated herein, but solely as Trustee under the Declaration of Trust, as hereinafter defined (State Street Bank and Trust Company, when acting in its respective capacities as such Trustee, together with any successor trustee under the Declaration of Trust, is herein referred to as the "Trustee" and State Street Bank and Trust Company, when acting in its individual capacity, is herein referred to as "Trust Company"); BANK OF MONTREAL ("Bank of Montreal") as an initial "Purchaser" and "Instrument Holder; CITICORP LEASING, INC., a Delaware corporation ("CLI"), on behalf of itself as an initial "Purchaser" and "Instrument Holder" hereunder and on behalf of the other financial institutions that may, from time to time, become "Purchasers" or "Instrument Holders" hereunder; and CITICORP LEASING, INC., a Delaware corporation ("Agent"), in its capacity as the initial administrative agent for the Instrument Holders hereunder. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Schedule 1 hereto.


                              Preliminary Statement
                              ---------------------


         A. From time to time Trustee will acquire certain parcels of real property (each such parcel, together with all agreements, easements, licenses, rights of way or use, appurtenances, tenements, hereditaments and other rights and benefits now or hereafter belonging to or pertaining to such parcel or the improvements thereon, being referred to as a "Parcel").

         B. Each Parcel and any improvements located or constructed thereon (the "Improvements") will be leased to Lessee (and, where applicable, certain Additional Lessees that are wholly-owned subsidiaries of Lessee) by Trustee under that certain Master Lease (the "Lease") of even date herewith between Trustee, as lessor, and Lessee, as lessee. All Parcels that, as of any relevant time, have been included in the coverage of the Lease by supplements as provided for therein, and all Improvements located on such Parcels from time to time, are sometimes herein collectively called the "Property." It is acknowledged that while various subsidiaries of Lessee may, under the terms of the Lease, become "Additional Lessees" from time to time, references in this Agreement to "Lessee" are intended to refer only to THE PEP BOYS - MANNY, MOE & JACK, a Pennsylvania corporation.



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         C. To finance its acquisition of the Property, the Trustee shall issue to CLI and Bank of Montreal, as the initial Purchasers of the Instruments, (i) Series A Trust Notes (collectively, the "Original A-Notes") in the aggregate stated principal amount of up to $37,800,000.00 (such amount being referred to as the "A-Note Commitment"), (ii) Series B Trust Notes (collectively, the "Original B-Notes") in the aggregate stated principal amount of up to $5,400,000.00 (such amount being referred to as the "B-Note Commitment"), and
(iii) Series C Certificates (collectively, the "Original Certificates") in the aggregate stated amount of up to $1,800,000.00 (such amount being referred to as the "Certificate Commitment"). The Original A-Notes, and any other Series A promissory notes issued from time to time pursuant to the terms hereof and of the Declaration of Trust, are collectively referred to as the "A-Notes"; the Original B-Notes, and any other Series B promissory notes issued from time to time pursuant to the terms hereof and of the Declaration of Trust are collectively referred to as the "B-Notes." The Original Certificates and any other Series C certificates issued from time to time pursuant to the terms hereof and of the Declaration of Trust are collectively referred to as the "Certificates." The A-Notes and the B-Notes are herein collectively referred to as the "Notes." The Notes and the Certificates are herein referred to collectively as the "Instruments."

         D. The Instruments shall be issued, be dated, mature and be payable as provided in this Agreement and in the Declaration of Trust and shall be entitled to the benefit of the Trust Estate held by Trustee pursuant to the Declaration of Trust. A copy of the Declaration of Trust has been provided to Lessee, Agent and Purchasers.

         NOW, THEREFORE, in consideration of the agreements herein and in the other Transaction Documents and in reliance upon the representations and warranties set forth herein and therein, the parties agree as follows:


                                   ARTICLE I.

                                     FUNDING
                                     -------

         Section 1.01.     Advances under Instruments.
                           ---------------------------

                  (a) CLI, as an initial Purchaser of the Instruments, confirms that its Certificate Commitment is $1,800,000.00, its A-Note Commitment is $18,112,500.00, and its B-Note Commitment is $2,587,500.00, for a total Commitment of $22,500,000.00. Notwithstanding the foregoing, it is expressly agreed that in no event will CLI ever be obligated to make an Advance in respect of its Commitment if, at the time of the Advance and after giving effect to the Advance in question, the "Hold Position" of CLI (i) for Advances made during the period ending March 31, 1997, would exceed $38,500,000.00, (ii) for Advances made during the period April 1, 1997, through June 30, 1997, would exceed $30,000,000.00, (iii) for Advances made during the period July 1, 1997, through September 30, 1997, would exceed $25,000,000.00, and (iv) for Advances made on or after October 1, 1997, would exceed $15,000,000.00. For purposes hereof the term "Hold Position" means the sum of (i) the aggregate outstanding principal balance and/or stated amounts of Instruments then held by CLI hereunder, plus
(ii) the aggregate outstanding principal and/or stated amount of notes or equity

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certificates then held by CLI in respect of the Pep Boys I Facility, plus (iii)
the remaining amount of available advances that Lessee may request under the Pep Boys I Facility; provided, however, that there shall be excluded from such calculation any portion of the principal balance and/or stated amount, as applicable, of any such instruments (whether hereunder or in respect of the Pep Boys I Facility) that are held by CLI for the benefit of an unaffiliated participant or assignee that has closed on or purchased such participation. It is acknowledged that CLI's "Hold Position" with respect to the Pep Boys I Facility as of the date hereof is $15,920,000.00, such that the maximum amount of Advances currently available under the CLI Commitment is $22,500,000.00.

                  (b) Bank of Montreal, as an initial Purchaser of the Instruments, confirms that its Certificate Commitment is zero ($0.00), its A-Note Commitment is $19,687,500.00, and its B-Note Commitment is $2,812,500.00, for a total commitment of $22,500,000.00.

                  (c) Advances under the Instruments representing the Commitment shall be made by the Purchasers at the request of the Lessee, in one or more installments (each an "Advance" and collectively "Advances") subject to satisfaction or waiver of all conditions and requirements with respect thereto set forth herein. The Purchasers shall fund each Advance by advancing funds under A-Notes in the aggregate amount of 84% of such Advance, B-Notes in the amount of 12% of such Advance, and Certificates in the amount of 4% of such Advance. Each Purchaser shall fund its pro rata share of each Advance by depositing with the Agent funds in an amount equal to such Purchaser's Percentage of the portion of such Advances to be made by Purchasers in respect of A-Notes, B-Notes or Certificates, as the case may be. All such Advances shall be funded by the Purchasers by transfers of immediately available funds received prior to 11:00 a.m. (New York, New York time) in an account of the Trustee to be established and maintained at Citibank, N.A., New York, New York (Account No. 40685147 - ABA No. 021000089), or to such other Person or account as Trustee may direct.

                  (d) The proceeds of each Advance(s) shall be used by Trustee to purchase Parcels and Improvements, if any, thereon, to make Construction Advances (as hereinafter defined) to Lessee under the Lease in respect of New Improvements, to make Interim Advances (as hereinafter defined) to Lessee under the Lease in respect of New Improvements then under construction in certain circumstances as more fully described in Section 1.04(c) below, and for other Approved Purposes. Upon the execution by Trustee and Lessee, and the approval thereof by Agent, on behalf of Purchasers, of a supplement to the Lease adding a Parcel to the Lease, and the execution and delivery of such other documents in connection therewith as Agent, on behalf of Purchasers, may reasonably deem appropriate consistent with Section 1.04 below, such Parcel and Improvements shall thereafter be a part of the "Property" covered by this Agreement and the Transaction Documents. In the case of Advances made to permit Trustee to reimburse Lessee for the costs of New Improvements located on Parcels already included in the Property (each, a "Construction Advance" and collectively, "Construction Advances"), Lessee and Trustee shall execute, and Agent, on behalf

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of the Purchasers, shall approve, a Construction Supplement to the Lease in substantially the form attached to the Lease (each, a "Construction Supplement" and collectively, "Construction Supplements").

                  (e) From time to time other banks or financial institutions satisfactory to Lessee, Trustee, Agent, and CLI may become additional "Purchasers" for purposes of this Agreement. Approval of any proposed Purchaser by any party hereto shall not be unreasonably withheld. In such event such new Purchaser shall execute such supplements or amendments to this Agreement and/or the other Transaction Documents as the other parties hereto may deem appropriate to evidence, among other matters (i) the amount of the Commitment of such new Purchaser with respect to Instruments, (ii) whether the Commitment of the new Purchaser represents an increase of the overall Commitment of the Purchasers hereunder or a reduction of the Commitment of CLI hereunder, and (iii) the assumption by such new Purchaser of the obligations of a "Purchaser" hereunder. At the time any Person becomes a Purchaser Instruments reflecting the Commitment of such Purchaser will be issued to such Purchaser and, if the unadvanced Commitment of any existing Purchaser is reduced as a result thereof, the Instruments then held by the existing Purchasers shall be replaced by a replacement Instrument of the same series issued by Trustee in the reduced amount. It is expressly agreed that no Person may become a Purchaser hereunder without the prior written consent of Lessee and Agent. It is further acknowledged and agreed that any Person that becomes an Instrument Holder as a result of an assignment thereto of Instruments previously issued to a Purchaser hereunder shall not thereby become a "Purchaser". An Instrument Holder that is not also a Purchaser shall have no obligation to fund Advances under the Instruments and no right to approve Advances, which shall be approved by Agent acting solely on behalf of Purchasers, subject to the terms and conditions hereof.

                  (f) Agent shall keep current a Master Schedule reflecting the amount of the Commitment of each Purchaser, the amount of Advances made in respect of the outstanding Instruments, any payments made under or with respect to the Instruments that reduce the outstanding balance thereof, and the amount of the unfunded Commitment of each Purchaser. Upon request, the Agent will provide a copy of the then current Master Schedule to any Purchaser, Instrument Holder, the Trustee, or the Lessee. Such Master Schedule maintained by Agent shall be conclusive and binding on the Purchasers, Instrument Holders, and the Trustee in the absence of manifest error. The information reflected on the Master Schedule shall have no effect upon the amounts payable by the Lessee under the Lease, all of which payment obligations shall be governed by the Lease itself.

         Section 1.02. Closing Date. The closing of first Advance shall take place on such date (the "Closing Date") as the Lessee may request, subject to Lessee's timely satisfaction of all conditions set forth in Section 1.03, as well as the applicable portions of Section 1.04.

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         Section 1.03. Conditions for Initial Advance. In addition to satisfaction of the requirements of Section 1.04 below (which are applicable to all Advances), the initial Advance shall not be made hereunder until all of the following requirements have been satisfied.

                  (a) This Agreement, the Declaration of Trust, the Lease, the Lease Guarantee, and the Environmental Indemnity have each been fully executed and delivered by each of the parties thereto.

                  (b) Trustee, Purchasers, and Lessee have each received such evidence of authority to act, legal opinions, and related matters as they may deem reasonably necessary to confirm that all parties to the Transaction Documents are bound thereby and such Transaction Documents are binding and enforceable upon all parties thereto.

                  (c) All fees, costs, and expenses to be paid or reimbursed by Lessee to the Trustee or Purchasers and/or their respective counsel and/or consultants through the Closing Date as otherwise provided herein, or in the other Transaction Documents, have been paid in full.

         Section 1.04. Conditions Precedent to All Advances. In addition to the requirements of Section 1.03 above, Purchasers will have no obligation to make Advances hereunder (including, without limitation, the initial Advance) unless, at the time such Advance is requested, each of the following conditions precedent has been satisfied. At such time as the applicable conditions have been satisfied, Purchasers shall make the requested Advance:

                  (a) If the Advance in question is in connection with the addition of an unimproved Parcel (or a Parcel as to which any existing Improvements are intended to be demolished in connection with the construction of New Improvements) to the Property:

                           (i) Trustee has executed and delivered, and arrangements reasonably satisfactory to the Agent have been made for the recordation of, a Transaction Mortgage covering the Parcel in question.

                           (ii) Title Company shall have issued (or provided Agent with evidence satisfactory to Agent that the Title Company is irrevocably obligated to issue immediately after closing) the Owner's Title Policy to Trustee and the Mortgagee Title Policy to the Agent with respect to the Parcel(s) being added to the Property.

                           (iii) Agent has received original, fully-executed, counterparts of a Supplement to the Lease adding the Parcel in question to the "Property" covered by the Lease.

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                           (iv) A memorandum of the Lease has been executed and
         delivered by Trustee and Lessee and, except in those circumstances where no memorandum of lease is to be recorded as provided for in the Lease, such memorandum of the Lease has been recorded (or arrangements reasonably satisfactory to the Agent have been made for the recordation) in all applicable jurisdictions to provide public record notice of the existence of the Lease.

                           (v) Agent and Trustee have received such legal opinions as they may reasonably require regarding the documentation executed to add the Parcel in question to the Property, including, without limitation, favorable opinions of local counsel satisfactory to Agent regarding the enforceability of the Transaction Documents under local law to the extent the law of the location of the Parcel is applicable thereto. Agent and Trustee confirm that as a matter of regular practice they intend to require opinions of local counsel only in respect of the first Parcel located in a given state that is added to the Property; provided that Trustee and Agent reserve the right to require opinions of local counsel upon the addition of subsequent Parcels in such state where they determine (in their sole but reasonable discretion) that a legitimate need for a local counsel opinion exists.

                           (vi) Agent shall have received, reviewed, and approved an appraisal of the Parcel and of the contemplated New Improvements to be developed thereon in form and substance, and issued by an appraiser, satisfactory to Agent. Such appraisal must indicate a current value of the Parcel (in its unimproved state) of at least 50% of the amount of the Advance for the Parcel itself, and a value for the Parcel and contemplated New Improvements (on an "as if vacant" but completed basis) of at least 50% of the aggregate amount that Lessee estimates ultimately will be Advanced in respect of such Parcel and New Improvements. If the appraisal of the vacant Parcel received by Agent does not adequately support the amount of the requested Advance for the Parcel itself and Lessee elects to proceed with such Parcel and cover any additional costs from Lessee's own funds, the amount of the acquisition Advance will be reduced such that the Acquisition Price of the Parcel in question, after giving effect to such Advance, will be not more than twice the appraised value of the vacant Parcel.

                           (vii) Agent shall have received, reviewed, and approved (A) a survey of the Parcel in form and substance reasonably satisfactory to the Agent and in any event sufficient for title insurance purposes, (B) an environmental site assessment of the Parcel in question reasonably acceptable to Agent, and (C) such other reports, studies, or information regarding the Parcel in question as Agent may reasonably require.

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                  (b) If the Advance in question is in connection with a
Construction Advance to be made by Trustee under the Lease in respect of New Improvements that have been constructed by Lessee on a Parcel:

                           (i) Agent has received and approved original executed counterparts of a Construction Supplement to the Lease in respect of the New Improvements in respect of which Construction Advance is to be made.

                           (ii) Agent has received and approved, where applicable, the materials required to be supplied by Lessee pursuant to the Construction Addendum to the Lease evidencing the completion of the New Improvements in question, the payment of the costs therefor, and the performance of Lessee's other obligations thereunder to support Lessee's entitlement to the Construction Advance in question.

                           (iii) Agent shall have received, reviewed, and approved an "as-built" survey of the Parcel in question dated subsequent to completion of the New Improvements thereon in form and substance reasonably satisfactory to Agent which shall show the location of all New Improvements thereon and that the New Improvements are completely within the boundaries of the Parcel, shall not indicate the violation of any Laws, the encroachment across or on any easement (except as otherwise approved by Agent), or the violation of any restrictive covenant or other restrictions, and shall not reflect any other conditions not reasonably acceptable to Agent.

                           (iv) The Title Company shall have issued (or provided Agent with evidence satisfactory to Agent that the Title Company is irrevocably obligated to issue immediately after funding of the Advance in question) an endorsement to the Owner Title Policy and the Mortgagee Title Policy covering the Parcel in question increasing the coverage to the aggregate amount advanced in respect of the Parcel and Improvements thereon, without exceptions unacceptable to Agent in its reasonable discretion. Any Permitted Encumbrances approved by Agent in connection with the addition of the applicable Parcel to the Property may not be disapproved by Agent in connection with a subsequent Advance in respect of such Parcel so long as the construction of the New Improvements has not created any encroachments or other problems related thereto that did not exist when the Permitted Encumbrance in question was originally approved.

                           (v) Agent shall have received, reviewed, and approved an "as-built" appraisal of the Parcel and the completed Improvements thereon in form and substance, and issued by an appraiser, satisfactory to Agent indicating an "as if vacant" value of the Parcel and completed New Improvements thereon of not less than 50% of the Acquisition Price (as defined in the Lease) of the Parcel in question after giving effect to the requested Advance. In the event the appraisal received by Agent does not adequately support the amount of the requested Advance the

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         amount of the Advance shall be reduced such that the Acquisition Price of the Parcel in question after giving effect to such Advance will be not more than twice the appraised value of the Parcel.

                           (vi) The Lessee that leases the Parcel in question under the Lease has received a certificate of occupancy (or local equivalent), if any, required for lawful occupancy, and has opened for business in, the New Improvements.

                  (c) In addition to Lessee's right to obtain Construction Advances upon completion of New Improvements on a Parcel as provided for in subsection 1.04(b) above, Lessee may obtain "Interim Advances" (herein so-called) to reimburse Lessee for costs theretofore incurred in connection with the construction of New Improvements that are not yet completed and are therefore not yet eligible for Construction Advances pursuant to subsection 1.04(b). Interim Advances shall be treated as "Construction Advances" and "Advances" for all purposes of the Transaction Agreement and the other Transaction Documents, except as otherwise specifically provided in this subsection 1.04(c). Interim Advances are subject to the following:

                           (i) Interim Advances may be obtained by Lessee not more than six (6) times per annum. For administrative convenience of the parties Lessee will use its best efforts to coordinate the timing of Interim Advance requests with requests for other Advances for which Lessee may be eligible.

                           (ii) The amount of each Interim Advance shall be not less than $250,000.00. Costs associated with the New Improvements on more than one Parcel may be aggregated to reach the required minimum amount for the Interim Advance, but costs for each Parcel shall be accounted for separately. The aggregate amount of Interim Advance(s) on a Parcel shall not exceed 85% of the anticipated construction costs for New Improvements on that Parcel, with all remaining costs being funded only through a Construction Advance pursuant to Section 1.04(b) upon Lessee's satisfaction of all requirements applicable thereto.

                           (iii) Purchasers shall have no obligation to make any Interim Advance hereunder if, at the time such Interim Advance would otherwise be made, the Debt Rating of Lessee is lower than BBB (as rated by Standard & Poor's Corporation) or lower than Baa2 (as rated by Moody's Investors Service). However, if Lessee thereafter reattains the required Debt Rating and is otherwise then eligible for an Interim Advance, Lessee may reinstate its requests for Interim Advances that were not available to it because of failure to satisfy the Debt Rating requirements. Such Debt Rating requirements are applicable to Interim Advances only, and do not affect the provisions of Section 1.04(g) below applicable to Advances generally.

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                           (iv) Costs related to the New Improvements on any
         particular Parcel may be included in only two (2) Interim Advances. However, the foregoing shall not preclude Lessee from obtaining an Advance for the acquisition of such Parcel pursuant to subsection 1.04(a) and/or a final Construction Advance in respect of the New Improvements on such Parcel pursuant to subsection 1.04(b) upon satisfaction of the requirements of such provisions.

                           (v) The amount of any Construction Advance available to Lessee pursuant to subsection 1.04(b) in respect of a given Parcel shall be reduced to the extent that costs that would otherwise have been included in such Construction Advance have previously been funded through an Interim Advance.

                           (vi) The amount of the Interim Advance attributable to any particular Parcel and the New Improvements thereon shall not exceed the costs of acquiring the Parcel and/or the cost of construction of the New Improvements theretofore constructed and in place on the Parcel (reduced by the amount of any previous Advance in connection with acquisition of the Parcel in question), as reasonably substantiated to Agent. Applicable transaction costs and "soft" costs related to the addition of the Parcels and/or the development of the New Improvements shall also be eligible for inclusion in an Interim Advance.

                           (vii) Each request for any Interim Advance must be accompanied by a written certification by a senior financial officer of Lessee (i) that the costs for which the Interim Advance in question has been requested have been incurred by Lessee and the work for which such Interim Advance is requested has been completed and is in place, all in substantial accordance with the Plans for the work in question previously approved by Agent, (ii) that Lessee expects to complete construction of the New Improvements to which the Interim Advance relates on or before the applicable Required Completion Date, (iii) certifying the amount of costs that are not covered in the Interim Advance that Lessee reasonably expects to spend to complete the New Improvements in question ("Remaining Costs"), (iv) that upon completion of the New Improvements the Lessee expects that the "as-built" appraisal for such New Improvements will satisfy the requirements of this Transaction Agreement for purposes of obtaining a final Construction Advance covering all costs of construction and development thereof in accordance with subsection 1.04(b)(v) of this Transaction Agreement, (v) identifying any new Liens affecting the Parcel of which such officer has received actual written notice and certifying that with respect to any such Liens and any further liens that may be filed,
         Section 7(a) of the Lease will be applicable thereto, and (vi) that Lessee then satisfies all other applicable requirements for obtaining the requested Interim Advance and will continue to do so after giving effect to the Interim Advance in question.

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                           (viii) As further conditions to any Interim Advance:

                                    (A) Agent shall have received and approved
                  original executed counterparts of an Interim Construction Supplement to the Lease in respect of the Interim Advance in question in substantially the form attached to the Lease. Each Interim Construction Supplement shall be treated in the same manner as, and shall be included as, a "Construction Supplement" for all purposes of this Transaction Agreement and the other Transaction Documents.

                                    (B) Agent shall have received and approved,
                  where applicable, the materials required to be supplied by Lessee pursuant to the Construction Addendum to the Lease evidencing construction (to the extent that the costs thereof are included in the Interim Advance request) of the New Improvements in question, the payment of the costs therefor, and the performance of Lessee's other obligations thereunder to support Lessee's entitlement to the Interim Advance in question. In this regard the parties acknowledge that the conditions set out in the Construction Addendum shall be applicable only to the extent that such conditions would be reasonably expected to have been completed or satisfied in the course of construction in a commercially prudent manner to the stage at which the construction on the New Improvements in question is then advanced, as reasonably determined by Agent.

                                    (C) Agent shall have received, reviewed, and
                  approved (either at the time the Parcel was added to the Property or in connection with the Interim Advance in question) an "as-if-completed" appraisal of the Parcel(s) and the completed Improvements to be constructed thereon in form and substance, and issued by an appraiser, satisfactory to Agent indicating, on an "as if vacant" basis, that the Parcel and Improvements to be constructed thereon will have a value, when completed, of not less than 50% of the sum of the Acquisition Price (as defined in the Lease) of the Parcel in question after giving effect to the requested Interim Advance and the amount of Remaining Costs for such Parcel. In the event the appraisal received by Agent does not adequately support the amount of the requested Advance the amount of the Advance shall be reduced such that the sum of the Acquisition Price of the Parcel in question after giving effect to such Advance and the amount of Remaining Costs for such Parcel will be not more than twice the appraised value of the Parcel.

                                    (D) Agent shall have the right, in its
                  discretion, to waive the requirement for delivery by Lessee of any items or materials required to be supplied by Lessee hereunder with respect to a Parcel; provided, however, that

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                  any such waiver with respect to a Parcel shall not be deemed to constitute a waiver with respect to any future Parcel(s).

                  (d) Regardless of whether the Advance is in connection with the addition of a Parcel or in connection with a Construction Advance under the
Lease:

                           (i) No Casualty or Condemnation (as those terms are defined in the Lease) shall have occurred with respect to any portion of the Parcel to which such Advance is being made.

                           (ii) No Event of Default has occurred and is continuing, and no Special Incipient Default exists under the Lease.

                           (iii) All reasonable costs and expenses incurred by Agent or Trustee in connection with the Advance in question, and all reasonable fees or other payments due in respect of such Advance, have been paid (or arrangements satisfactory to Agent and Trustee regarding the payment thereof have been made). It is agreed that so long as no Event of Default exists no overhead or other internal costs of the Agent shall be payable by Lessee; provided that the foregoing limitation shall not be deemed to limit or restrict amounts that are otherwise recoverable by Agent pursuant to any Transaction Document if an Event of Default exists.

                           (iv) No material adverse change has occurred in the financial condition or business of Lessee and its consolidated subsidiaries, taken as a whole, as shown on or reflected in a consolidated balance sheet of Lessee, or its consolidated statement of income or cash flow, other than changes in the ordinary course of business that will not have any materially adverse effect, either individually or in the aggregate, on the business or financial condition of Lessee and its consolidated subsidiaries.

                           (v) The amount of the Advance shall not exceed the costs of acquiring the Parcel and/or the cost of the New Improvements, as reasonably substantiated to Agent. Applicable transaction costs and "soft" costs related to the addition of the Parcels and/or the development of the New Improvements shall be eligible for Advance, subject to the overall limitation that the value of the Parcel or Improvements in question must support the amount of the Advance (based on the appraisal requirements set out in subsection [b][v] above).

                  (e) The conditions set out in both subsections (a) and (b) shall apply, subject to reasonable modifications under the circumstances, in the event Lessee requests an Advance in respect of an improved Parcel where the Improvements existing thereon are to be occupied under the Lease rather than being entirely demolished, with or without renovation and/or construction of New

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Improvements, and whether or not a subsequent "Construction Advance" is anticipated.

                  (f) To the extent applicable the underwriting guidelines listed on Schedule 2 attached hereto shall be adhered to by the Agent in evaluating any requested Advance. Any matters not specifically addressed in such guidelines shall be subject to the approval of Agent in the exercise of its reasonable discretion.

                  (g)      Anything to the contrary herein notwithstanding:

                           (i) Purchasers shall have no obligation to make any Advance hereunder for the addition of a Parcel to the Property if, at the time such Advance would otherwise be made, the Debt Rating of Lessee is lower than BBB- (as rated by Standard & Poor's Corporation or Baa3 (as rated by Moody's Investors Service), or the Debt Rating of Lessee is BBB-/Baa3 and Lessee is then on "credit-watch" status with either rating agency; and

                           (ii) Purchasers shall have no obligation to make any Advance hereunder as a Construction Advance in respect of a Parcel previously added to the Property if, at the time such Advance would otherwise be made, the Debt Rating of Lessee is BB+ or lower (as rated by Standard & Poor's Corporation or Ba1 or lower (as rated by Moody's Investors Service).

         Section 1.05. Advance Process. The following procedures and limitations shall be applicable to each Advance unless otherwise waived by Agent:

                  (a) Lessee shall notify Agent in writing not less than fifteen
(15) days prior to the date on which the Advance in question is desired (or, in the case of the first Advance hereunder in respect of a Parcel located within a given state, not less than thirty (30) days prior to the date on which the Advance in question is desired). The requested Advance shall be funded by the Purchaser(s) on or before the requested date if Lessee has satisfied all of the conditions precedent to the requested Advance (other than the execution and delivery of the necessary Supplements and related closing documents) at least five (5) Business Days prior to the requested Advance date. Neither Agent nor Trustee shall have any liability or obligation to Lessee if an Advance cannot be completed at the time requested by Lessee if all required materials are not supplied by Lessee in a timely manner.

                  (b) All materials that are to be reviewed and/or approved as a condition to the requested Advance shall be submitted to Agent (and, in the case of the environmental site assessment for a Parcel to be added to the Property, to the Trustee) for review and approval simultaneously with Lessee's request for Advance. Except for the environmental site assessment, Lessee shall not be required to deliver materials directly to Trustee unless Lessee is specifically requested to do so by Agent, it being the responsibility of Agent and its counsel to coordinate the funding of each Advance (Agent will provide Trustee with copies of all such materials approved by the Agent as needed). The parties acknowledge that it may be necessary, in certain cases, for Agent to obtain approval of one or more such items by one or more of the Purchasers to fulfill Agent's obligation to such Purchasers, but Agent shall be responsible for obtaining a timely response from any such Purchaser, and any Purchaser that does not respond to Agent in a timely manner shall be deemed to have consented to or approved the matter in question. Trustee and Lessee may rely upon any consent or approval of any matter given by Agent without inquiry as to whether any required approvals of any Purchasers have in fact been obtained by Agent.

                  (c) In connection with each Advance, Agent shall prepare the necessary supplements to the Lease, and other documents, if any, reasonably required in connection with such Advance and submit counterparts of the necessary documents to all applicable parties for execution and delivery. Agent shall submit to the Trustee all such supplements or other documents requiring the Trustee's signature with instructions authorizing the Trustee's execution and delivery of the same. Upon completion of the documents executed in connection with any Advance, Agent shall deliver to Trustee a copy of the document transcript for such Advance.

                  (d) Lessee and Agent, and Trustee (where necessary) shall make such mutually satisfactory arrangements for the closing and funding of the Advance, including, without limitation, escrow arrangements with a Title Company or closing attorney where applicable, as may be necessary or appropriate under the circumstances.

                  (e) In no event shall any Advance be available after August 31, 1998 ("Outside Funding Date"). On the Outside Funding Date, any unused Commitment of the Purchasers shall be canceled and of no further effect.

         Section 1.06. Form of Documents. All instruments, documents, or materials executed by or for the benefit of, or submitted to, Agent or Purchasers in connection with this Agreement, including, without limitation, documents submitted in connection with Advances, shall be in form and substance reasonably acceptable to Agent and its counsel.

         Section 1.07. Transaction Fees. Lessee shall pay from time to time the following fees related to the transactions contemplated herein:

                  (a) Arranging/Structuring Fee. Lessee shall pay to CLI or an Affiliate of CLI a structuring fee in the amount of $247,500 cash upon execution of this Agreement.

                  (b) Servicing Fee. Subject to the terms of a certain side letter agreement of even date herewith between Agent and Lessee regarding a limitation on such fee, on each December 15 (starting December 15, 1997) throughout the term of this Agreement, as well as on the Maturity Date, Lessee shall pay to CLI or an Affiliate of CLI a servicing fee in an amount equal to 0.125% of the weighted average outstanding principal balance of the Notes and the weighted-average outstanding amount of the Certificates for the preceding year. The first payment shall be prorated on a daily basis for the period from the date hereof through December 15, 1997, and the last payment due on the Maturity Date shall also be a prorated payment covering the period December 16, 2002, through the Maturity Date.

                  (c) Commitment Fee. On each March 30, June 30, September 30, and December 30 through and including September 30, 1998, Lessee shall pay to the Purchasers a commitment fee (computed quarterly in arrears) in an amount equal to one-fourth of the amount determined by multiplying the unused portion of the Commitment (computed on a weighted average daily basis during the quarter) by the applicable percentage provided for in the following chart:

                  Lessee's Debt Rating                 Commitment Fee Rate
                  --------------------                 -------------------

                  BBB+ (or higher)                     15.0  basis points
                  BBB                                  20.0 basis points
                  BBB-                                 26.5 basis points
                  lower than BBB-                      32.5 basis points

The first payment due on March 30, 1997, shall be prorated on a daily basis for the period from the date hereof through March 30, 1997, and the last payment due September 30, 1998, shall also be a prorated payment reflecting only the period July 1, 1998, through the Outside Funding Date. In the event the Outside Funding Date is extended, the obligation to continue to pay a commitment fee on the unused portion of the Commitment shall be likewise extended. In the event that Lessee desires to terminate its right to obtain Advances hereunder prior to the Outside Funding Date, Agent and Trustee agree to enter into an amendment to this Agreement and the other Transaction Documents as necessary to terminate the obligation of the Purchasers to advance the unused portion of the Commitment, and after such termination no further commitment fees shall be due.

                  (d) Trustee Fees. From time to time the Lessee shall pay to the Trustee the various fees and other payments provided for in the Declaration of Trust and/or in the Fee Letter.

         Section 1.08.     Extension of Lease Term.
                           ------------------------

                  (a) Anything to the contrary in the Lease or any other Transaction Document to the contrary notwithstanding, it is expressly agreed that the Term of the Lease may not be extended without the unanimous approval of the Instrument Holders, which approval may be withheld or conditioned in such Instrument Holders' sole discretion. Neither Agent nor Trustee shall have the authority to grant approval of any extension of the Term of the Lease requested by Lessee unless all Instrument Holders have approved the extension in question. Agent shall be responsible for polling the Instrument Holders in the event Lessee requests an extension of the Term of the Lease, and Lessee and Trustee shall be entitled to rely on any statement or certificate issued by Agent confirming that all Instrument Holders have approved the requested extension. In connection with any such extension of the Term of the Lease, Lessee, Trustee, Agent, and the Instrument Holders shall enter into such supplements and amendments to all Transaction Documents (including, without limitation, amendments or reissuance of the Instruments themselves), as any party may reasonably require to reflect the agreements of the parties with respect to such extension.

                  (b) In the event that Lessee and Agent desire to extend the term of the Lease and one or more Instrument Holders are unwilling to approve such extension, Lessee and Agent shall endeavor, as more fully described in the Lease, but at Lessee's sole cost, to arrange for replacement of the Instrument Holders that do not desire to extend the Lease.


                                   ARTICLE II.

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         Section 2.01. Lessee's Representations and Warranties. The Lessee hereby represents and warrants to the Trustee, Agent, Purchasers, and the Instrument Holders that the following statements are true and correct as of the date hereof:

                  (a) Organization and Authority. Lessee (i) is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Pennsylvania, (ii) has full corporate power and authority to own and operate its properties and to conduct its business as presently conducted, and full corporate power, authority and legal right to execute, deliver and perform its obligations under this Agreement and all other Transaction Documents to which Lessee is a party, and (iii) is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which its ownership or leasing of properties or the conduct of its business requires such qualification.

                  (b) Enforceability. This Agreement and all other Transaction Documents to which Lessee is a party have been duly authorized, executed and delivered by Lessee and each is a legal, valid and binding obligation of Lessee, enforceable according to its terms (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other Laws or principles of equity affecting the enforcement of creditors' rights generally).

                  (c) No Conflict. The execution, delivery and performance by Lessee of this Agreement and all other Transaction Documents to which Lessee is a party will not result in any violation of any term of the certificate or articles of incorporation or the by-laws of Lessee, does not require stockholder approval or the approval or consent of any trustee or holders of debt of Lessee except such as have been obtained prior to the date hereof, and will not conflict with or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien upon, any property or assets of Lessee under, any indenture, mortgage or other agreement or instrument to which Lessee is a party or by which it or any of its property is bound, or to Lessee's knowledge, any existing applicable law, rule, regulation, license, judgment, order or decree of any government, governmental body or court having jurisdiction over Lessee or any of its activities or properties, including, without limitation, any rule or order of any public utility commission or other governmental body.

                  (d) Consents and Approvals. There are no consents, licenses, orders, authorizations or approvals of, or notices to or registrations with any governmental or public body or authority which are required in connection with the valid execution, delivery and performance of this Agreement and all other Transaction Documents to which Lessee is a party by Lessee that have not been obtained or made, and any such consents, licenses, orders, authorizations, approvals, notices and registrations that have been obtained or made are in full force and effect.

                  (e) Pending Matters. Except as disclosed in writing to Agent by Lessee concurrently herewith, there is no action, suit, proceeding or investigation at law or in equity by or before any court, governmental body, agency, commission or other tribunal now pending or, to the best knowledge of Lessee, threatened against or affecting Lessee or any property or rights of Lessee as to which there is a significant possibility of an adverse determination, and which if adversely determined, may have a material adverse effect on the financial condition or business of Lessee or which, if adversely determined could materially impair the ability of Lessee to perform its obligations under the Lease or any Transaction Document to which Lessee is a party, and there is no action, suit, proceeding or investigation at law or in equity by or before any court, governmental body, agency, commission or other tribunal now pending or, to the best knowledge of Lessee after due inquiry, threatened against Lessee which questions or would question the validity of the Lease or any Transaction Agreement.

                  (f) No Default. Lessee is not in default under or with respect to any agreement or other instrument to which it is party or by which it or its assets may be bound which would have a material adverse effect on the financial condition of Lessee or the ability of Lessee to perform its obligations under the Lease or any other Transaction Document to which Lessee is a party. Lessee is not subject to or in default under any order, award or decree of any court, arbitrator, or other governmental authority binding upon or affecting it or by which any of its assets may be bound or affected which would have a material adverse effect on the ability of Lessee to carry on its business as presently conducted or to perform its obligations under this Agreement and all other Transaction Documents to which Lessee is a party.

         Section 2.02. Trust Company Representations. Trust Company, in its individual capacity and not as Trustee (with the exception of clauses [d][ii] and [f][ii], which representations are made solely in its trust capacity), represents and warrants to the Lessee, to Agent, and the Instrument Holders that the following statements are and shall be true and correct as of the Closing
Date:

                  (a) Organization and Authority. Trust Company is a trust company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and Trust Company has all requisite corporate power and authority to execute and deliver the Instruments, the Declaration of Trust, and each Transaction Document to which it is a party (regardless of the capacity in which it is a party thereto) and to comply with the terms thereof and perform its obligations thereunder. The trust created by the Trust Declaration is a trust formed by Trust Company for the sole purpose of acquiring, financing, and leasing the Property.

                  (b) No Actions Pending. There is no action, suit, proceeding or investigation at law or in equity by or before any court, governmental body, agency, commission or other tribunal now pending or, to the knowledge of the Trust Company, threatened, against or affecting the Trust Company, (i) which questions the validity or enforceability of this Agreement or any of the other Transaction Documents to which the Trust Company is a party (regardless of its capacity therein), or
         (ii) the probable outcome of which would impair the ability of the Trust Company to perform its obligations under any Transaction Document to which it is or is to be a party.

                  (c) No Violation. The Trust Company's or the Trustee's respective execution, delivery and performance of its obligations under each Transaction Document to which it is or is to be a party (including, without limitation, the execution, delivery, and performance by Trustee of the Lease in its capacity as Lessor thereunder) will not violate such party's charter or by-laws, will not contravene any federal or state law, governmental rule or regulation (which representation shall be limited to the laws of Massachusetts and United States federal law) pertaining to its banking or trust powers, judgment or order applicable to such party or any of its assets, and will not require the consent or approval of any stockholders of the Trust Company or of any trustee or holder of any material indebtedness of the Trust Company, will not conflict with or result in a breach of any term or provision of, or constitute any default under, indebtedness for the repayment of borrowed money or any other material indenture, mortgage, contract, agreement or other instrument to which it is a party or by which it or any of its assets is bound, will not result in any violation of any Laws (which representation shall be limited to the laws of Massachusetts and United States federal law pertaining to its banking or trust powers), which violation of any such Law would materially adversely affect the ability of such party to perform its obligations under any Transaction Document to which it is or is to be a party or question the validity or enforceability of the Transaction Documents to which it is or is to be a party or require the consent or approval of, the giving of notice to, the registration, qualification or filing with, or the taking of any other action with respect to, any federal or state governmental commission, authority, body or agency under any existing law (which representation shall be limited to the laws of Massachusetts and United States federal law) governing the banking or trust or fiduciary powers of the Trust Company, except for filings, if any, made pursuant to any periodic reporting requirements applicable to it.

                  (d) Authorization, Execution, Delivery and Enforceability of Transaction Documents. Each of the Transaction Documents to which Trust Company is or is to become a party, and any other agreement entered into in connection with any transaction contemplated by any Transaction Document, has been duly authorized by all necessary action on the part of Trust Company, has been duly executed and delivered, and is the legal, valid and binding obligation of Trust Company enforceable against Trust Company in accordance with its terms, except as enforceability thereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity. Each of the Transaction Documents to which the Trustee (including, without limitation, in its capacity as Lessor) is or is to become a party, and any other agreement entered into in connection with any transaction contemplated by any Transaction Document, (i) has been duly authorized by all necessary action on the part of the Trustee, has been duly executed and delivered, and (ii) is the legal, valid and binding obligation of Trustee (but not Trust Company) enforceable against such party in accordance with its terms, except as enforceability thereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

                  (e) Authorizations and Consents. The nature of Trust Company, its execution and delivery of each Transaction Document to which it is a party (regardless of the capacity in which it is a party), its consummation of the transactions contemplated thereby, its compliance with the terms thereof or any circumstance in connection with the transactions contemplated thereby does not require the consent of any Person or the approval or authorization of, or filing, registration or qualification with, any Massachusetts or federal governing authority governing the banking or trust powers of Trust Company (other than such as have been obtained) as a condition to such execution, delivery and compliance. All authorizations, consents, licenses, orders, approvals, waivers, extensions or variances of, or notices to or registrations or filings with any governmental department, commission, board, bureau, agency or instrumentality (which representation shall be limited to the laws of Massachusetts and United States federal law pertaining to its banking or trust powers) necessary to the valid execution, delivery and performance by the Trust Company and the Trustee, respectively, of the Declaration of Trust, this Agreement and the other Transaction Documents to which such party is or is to be a party have been obtained.

                  (f) Authorization, Execution, Delivery and Enforceability of Instruments. Each of the Notes and the Certificates (i) has been duly authorized by all necessary corporate action on the part of the Trust Company, in its capacity as Trustee, has been duly executed and delivered by the Trustee, and (ii) constitutes a legal, valid and binding obligation of the Trustee (acting solely as Trustee under the Declaration of Trust, and not in its individual capacity), enforceable against the Trustee in accordance with their terms and the terms of the Declaration.

                  (g) Liens. Trust Company has not voluntarily created or granted any Lien upon any portion of the Property other than in accordance with the terms of the Transaction Documents.

                  (h) No Brokers. Trust Company has entered into no agreements, arrangements or negotiations that would require the payment of any fees or compensation to any brokers, finders, or similar persons in connection with the transactions contemplated hereby except for such fees and expense reimbursements to the parties hereto and their respective counsel as are provided for in the Transaction Documents and, in the case of the Trustee, the Fee Letter, and Trust Company (solely with respect to the above actions taken by it in its individual capacity) agrees to indemnify, defend and save harmless each other party hereto from and against any claims for fees or commissions from any Person engaged by the Trust Company.

                  (i) Offer of Interests. Neither the Trust Company nor any Person authorized to act on its behalf has directly or indirectly offered any interest in the Trust Estate or under the Declaration of Trust or any interests similar thereto or the Instruments or any similar security, or offered any thereof for sale to, or solicited any offer to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any Person, which offer or solicitation would require registration under the Securities Act.


                                  ARTICLE III.

                       TRUSTEE AND TRUST COMPANY COVENANTS
                       -----------------------------------

         Until the Trustee's obligations hereunder, under the Declaration of Trust, and all other Transaction Documents have been paid and performed in full, unless Trustee receives from Agent a written statement specifying that the Majority Holders do not object to a deviation, Trustee covenants and agrees with Lessee, Agent, and each of the Instrument Holders as follows:

         Section 3.01. Lien Claims. Trustee shall (a) promptly furnish to Agent and Lessee a copy of any notice of claims sent to Trustee by any person claiming or asserting any Lien on any portion of the Property, and (b) not create or authorize any Liens (other than the Permitted Encumbrances) on the Property arising by, through, or under Trustee.

         Section 3.02. Inspection of Property. At all reasonable times, Trustee shall permit Agent and/or its representatives to inspect the Property, provided that such inspection rights are subject to all limitations and restrictions upon the right of Trustee (as "lessor" under the Lease) to inspect the Property under the Lease.

         Section 3.03.     Notice of Significant Matters.

                  (a) Trustee shall promptly supply to Agent and Lessee copies of any tax or other bills, and any other notices or other material communications received by Trustee from any Person (including, without limitation, Lessee, Lease Guarantor, or any Tribunal) relating to the Property or any Transaction Document unless it is evident that Agent and/or Lessee, as the case may be, shall have independently received such communication. Without limitation, it is expressly intended that the foregoing covenant shall require delivery to Agent and Lessee of any notice or communication received by Trustee with respect to any compliance or non-compliance of the Property with respect to Environmental Laws, or the presence of Hazardous Materials on or emanating from the Property. Notwithstanding the foregoing, however, Trustee shall have no obligation to provide Lessee with copies of any instructions, communications, directions, or authorizations received from Agent or any Instrument Holder with respect to or relating to actions to be taken by the Trustee as a result of an Event of Default or Incipient Default.

                  (b) Trustee shall give at least thirty (30) days prior written notice to Agent, each Instrument Holder, and Lessee of any change in the place of business of, or the change in the legal, trade or fictitious business names used by Trustee and shall, upon Agent's or Lessee's request, execute any additional certificates or instruments that Agent or Lessee may deem appropriate or necessary in connection with any such change.

                  (c) Trustee shall also notify Agent and Lessee in writing within five (5) Business Days after Trustee acquires knowledge of the occurrence of any event or circumstance that would, with or without notice and or the passage of time, be or become an "Event of Default," "Default" or "Environmental Event," under any of the Transaction Documents.

         Section 3.04. Qualification; Business; Use of Advances. The Trustee covenants and agrees (i) to appoint a Co-Trustee pursuant to Section 8.04 of the Declaration of Trust, if required, to qualify in each state in which a Parcel is located, (ii) to conduct no business other than in respect of the Property, and
(iii) to use the Advances solely to acquire the Parcels and Improvements, as the Agent may direct, in accordance with the Transaction Documents.

         Section 3.05. Encumbrances
                       ------------

                  (a) Trustee shall not, directly or indirectly, (i) authorize any materials, equipment, fixtures, or any other part of the Property to be purchased or installed under any arrangement wherein a Lien (other than a Permitted Encumbrance) on such property is retained or the right is reserved or accrues to any Person to remove or repossess any such items or to consider such as personal property, or permit any lease of any equipment or improvements related to the operation of the Improvements, or (ii) otherwise create, incur, or suffer or permit to be created or incurred or to exist any Lien upon any of the Parcels or Improvements, except Permitted Encumbrances, or authorize any financing agreement pertaining to the financing of any equipment or improvements related to the Property and its operation; provided, however, that Trustee shall not be in violation of this covenant if Lessee is making a valid contest to such Lien in compliance with all applicable Laws and in accordance with the contest provisions of the Lease.

                  (b) The foregoing limitations and restrictions shall not apply to Lessee's Equipment, as to which Lessee, but not Trustee, may grant encumbrances or take other actions as may be permitted under the terms of the Lease.

         Section 3.06. Transaction Documents
                       ---------------------

                  (a) Trustee shall not (and shall not purport to) enter into, amend, modify, permit an assignment or subletting with respect to, terminate, surrender, take discretionary action with respect to, or cancel any Transaction Documents, including, without limitation, the Declaration of Trust, without the consent of the Majority Holders, which consent may be withheld in such Holders' discretion except in those instances where the Transaction Documents require that such approval be exercised reasonably, in which event the Holders shall not unreasonably withhold or delay their approval of the matter in question.

                  (b) Trustee shall not amend, supplement, modify, or terminate the Declaration of Trust without the prior written consent of Lessee, which consent shall not be unreasonably withheld so long as Lessee's rights and interests are not materially adversely affected thereby. The Lessee shall be deemed to be a third party beneficiary under the Declaration of Trust to the extent of the rights (including, without limitation, rights relating to any monies, consents, approvals and notices) given to the Lessee thereunder, and the Lessee shall have a direct right to enforce all such rights. Notwithstanding the foregoing, Lessee shall not be responsible for any costs or expenses incurred in connection with any modifications to the Declaration of Trust that are not requested by Lessee.

         Section 3.07. Transactions with Affiliates. Trustee will not, directly or indirectly, enter into any transaction with respect to the ownership of the Property (or, if at any time the Trustee obtains possession of the Property as a result of the expiration or termination of the Lease, the operation of the Property) with any of its Affiliates other than in the ordinary course of business and upon fair and reasonable terms no less favorable than Trustee could obtain or could become entitled to in an arm's-length transaction with a Person which was not an Affiliate of Trustee. No transactions by Trustee (whether with Affiliates of Trustee or otherwise) shall affect Lessee's rights with respect to the Property pursuant to the Lease so long as no Event of Default exists.

         Section 3.08. Transfer or Encumbrance of the Property. Except as a result of the exercise by Lessee or a nominee of Lessee of any options to purchase the Property or a portion thereof contained in the Lease, or at the request of Agent or the Majority Holders after the occurrence of an Event of Default, Trustee will not, directly or indirectly, voluntarily or by operation of Law, sell, convey, transfer, assign, encumber, pledge, lease, rezone, or permit to be sold, conveyed, transferred, assigned, encumbered, pledged, leased (except for the Lease and any sublease permitted under the terms of the Lease) or rezoned, or otherwise dispose of, any interest in all or any part of the Property without Agent's prior written approval, which approval may be withheld for any reason in the sole and absolute discretion of Agent. So long as the Lease remains in effect, any transaction by Trustee with respect to the Property approved by Agent shall be made expressly subject to the rights of Lessee under the Lease, including Lessee's purchase options thereunder. Notwithstanding the foregoing, Agent agrees to execute such instruments or documents as Lessee may request in connection with the granting of easements or other such interests affecting the Property under those circumstances where the Lessee is permitted to grant such rights pursuant to the Lease and after Lessee has satisfied all requirements of the Lease with respect to such matters. In no event shall Agent be obligated to grant any recognition, non-disturbance or other rights to any subtenant of Lessee under the Lease that would survive termination or expiration of the Lease. The Trustee shall not voluntarily create or grant any Lien upon any portion of the Property other than in accordance with the terms of the Transaction Documents.

         Section 3.09. Compliance with Laws and Documents. Trustee will not, directly or indirectly, violate, or permit or authorize Lessee to violate, the provisions of any Laws, any Transaction Document, or any of the instruments and documents constituting or evidencing Permitted Encumbrances. Further, Trustee will not change, or cause or seek a change (nor, to the extent within Trustee's control, will Trustee permit Lessee or any third party to do so) in any Laws or any private contracts or other agreements that may cause a material adverse effect on the ownership, use, or operation of the Property without the prior written consent of Agent; provided, however, that Trustee shall not be in violation of the covenants in this Section if Lessee is making a valid contest to such Lien in compliance with all applicable Laws and in accordance with the contest provisions of the Lease.

         Section 3.10. Assignment. Trustee will not, directly or indirectly, assign or transfer, or attempt to do so, any of its Rights, duties, or obligations under any of the Transaction Documents except to a successor trustee appointed in accordance with Section 8.02 of the Declaration of Trust. Any resignation by Trustee (whether permitted or not) of Trustee under the Declaration of Trust shall not affect Lessee's rights with respect to the Property under the Lease. If the Trustee is replaced by a successor trustee, all reasonable costs incurred by Agent, Trustee, or the successor trustee in connection with the substitution of the Trustee, the assignment of the rights and duties of the Trustee to the successor trustee, and the transfer of the Trust Estate to the successor trustee shall be borne by Lessee.

         Section 3.11. Other Tenant Leases. Other than the Lease, Trustee shall not enter into any lease, tenancy, occupancy arrangement, or other similar agreement with respect to the Property, or any portion thereof nor shall Trustee consent to the entry by Lessee into any sublease of all or any portion of the Property other than to subleases specifically approved or permitted pursuant to
Section 17 of the Lease, without Agent's prior written consent, which consent may be withheld for any reason in Agent's sole discretion. Nothing in the foregoing shall be deemed to prohibit or further condition assignments or subleases by the Lessee, or the addition of Additional Lessees to the Lease where permitted under the terms of the Lease.

         Section 3.12. Agent's Approval of Settlements. Subject to the rights of Lessee under the Lease unilaterally to settle certain claims, Trustee shall not settle or compromise any claims relating to damage claims, insurance proceeds, or condemnation awards relating to the Property without the prior written consent of Agent, which shall not be unreasonably withheld so long as no Event of Default exists.

         Section 3.13. Notice of Actions; Prosecution. Promptly upon obtaining actual knowledge of any condemnation or threatened condemnation, or any damage or destruction, of any portion of the Property, Trustee shall notify Agent and Lessee of such fact. Trustee shall then take such actions, including, without limitation, exercise of rights provided for in the Lease arising out of such condemnation, as may be directed by Agent to protect and/or defend the positions and interests of Trustee and the Instrument Holders with respect to such matter, but subject to the rights of Lessee under the Lease if the Lease then remains in effect as to the affected Parcel(s). Agent, on behalf of the Instrument Holders, shall be entitled to direct the exercise of Trustee's rights in respect of, and control, such actions (except to the extent that Lessee has the unilateral right to control such matters under the Lease), including being represented by separate counsel at Lessee's expense if reasonably deemed necessary by Agent, and Trustee shall deliver, or cause to be delivered, to Agent such instruments as Agent may request from time to time to permit such participation.

         Section 3.14. Covenants of Trust Company.

                  (a) The Trust Company shall give at least thirty (30) days prior written notice to Agent, each Instrument Holder and Lessee of any change in the place of business of, or the change in the legal, trade or fictitious business names used by Trust Company and shall, upon Agent's or Lessee's request, execute any additional certificates or instruments that Agent may deem appropriate or necessary in connection with any such change.

                  (b) The Trust Company shall not directly or indirectly create or permit to be created or remain or leave undischarged any Lien attributable to it, which is not related to the transactions contemplated by the Transaction Documents, on any Parcel or Improvements thereon or any interest therein or in the Trust Estate other than Permitted Encumbrances. The Trust Company agrees that it will, at its own cost and expense, take such action as may be necessary duly to discharge and satisfy in full, promptly after the same first becomes known to the Trust Company, any Lien attributable to it unrelated to the transactions contemplated by the Transaction Documents.

                  (c) The Trust Company shall not transfer any of the estates, properties, rights, powers, duties or trusts of the Trustee to any successor trustee or to any additional or separate trustee under the Declaration of Trust without giving written notice thirty (30) days prior to such transfer to the Agent and the Lessee (unless such transfer is effected pursuant to Section 8.02(d) of the Declaration of Trust, in which event, written notice thereof shall be provided promptly following such transfer). The Trust Company covenants and agrees that all such transfers to a successor trustee shall be done in compliance with and pursuant to the terms and conditions of this Agreement.

                  (d) Trust Company shall not amend, supplement, modify or terminate the Declaration of Trust or any of the other Transaction Documents without the prior written consent of Lessee, which consent shall not be unreasonably withheld so long as Lessee's rights and interests are not materially adversely affected thereby. The Lessee shall be deemed to be a third party beneficiary under the Declaration of Trust to the extent of the rights (including, without limitation, rights relating to any monies, consents, approvals and notices) given to the Lessee thereunder, and the Lessee shall have a direct right to enforce all such rights. Notwithstanding the foregoing, Lessee shall not be responsible for any costs or expenses incurred in connection with any modifications to the Declaration of Trust that are not requested by Lessee.

                  (e) Trust Company shall maintain its existence as a Massachusetts trust company and preserve and keep in full force and effect its rights and franchises as necessary to permit it to serve as Trustee hereunder so long as it is the Trustee; provided, that the sole obligation of the Trust Company with respect to a breach of this covenant shall be to resign as Trustee in accordance with Section 8.02 of the Declaration of Trust.


                                   ARTICLE IV.

                         THE NOTES AND THE CERTIFICATES
                         ------------------------------

         Section 4.01. Rates Applicable to Instruments. Each of the Notes shall bear interest at the Note Rate applicable to such Note, and each Certificate shall earn a yield at the Certificate Rate applicable to such Certificate. All payments of principal, interest, yield and stated amount on the Instruments that are not paid when due in accordance with the terms of this Agreement and the applicable Instruments shall bear interest at the Default Rate until paid. To the extent permitted by applicable Law, interest on the unpaid principal balance of the Notes and yield on the Certificates from time to time outstanding at the rates provided in this Agreement shall be calculated on the basis of the actual number of days elapsed, but computed as if each year consisted of three hundred and sixty (360) days. However, any calculations of the Maximum Rate shall be made on the basis of a 365 (or 366, as applicable) day year. Acceptance by Trustee or any Instrument Holder of any payment in an amount less than the amount then due shall be deemed an acceptance on account only.

         Section 4.02. Assignments and Participations.
                       -------------------------------

                  (a) The Lessee may not assign its rights or delegate its obligations under this Agreement without the prior written consent of all of the Instrument Holders. The foregoing shall not, however, be deemed to limit Lessee's rights under the Lease with respect to the Property, including the right to assign to other parties that constitute "Lessee" under the Lease.

                  (b) Each Instrument Holder may assign all or a portion of the Instruments then held by it and its rights and obligations under this Agreement and the other Transaction Documents to another bank or financial institution approved by Lessee, which approval shall not be unreasonably withheld or delayed. The parties to each such assignment shall execute and deliver to the Agent for its acceptance and recording in the Register (as defined in the Declaration of Trust) an "Assignment Agreement" (herein so-called) in substantially the form attached hereto as Exhibit "A". Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment Agreement (which effective date shall be at least five (5) Business Days after the execution of such Assignment Agreement), (x) the assignee thereunder (the "Assignee") shall, to the extent that rights and obligations hereunder have been assigned to it, have the rights and obligations of an Instrument Holder hereunder and a Holder under the Transaction Documents arising subsequent to such assignment and (y) the assignor thereunder (the "Assignor") shall, to the extent that rights and obligations hereunder have been assigned by it, relinquish its rights (other than any rights to indemnification it may have hereunder under the Transaction Documents) under this Agreement with respect to the Instruments (or interests therein) assigned. No Assignee of an Instrument or an interest therein shall become a "Purchaser" hereunder nor shall any Assignee have any Commitment for Advances hereunder as a result of such assignment, and no Purchaser shall be released from any unfunded Commitment hereunder as a result of an assignment of the Instruments then held by such Purchaser. Any Advance made by a Purchaser against its Instruments after the assignment of an interest in such Instrument to a third party shall be deemed to have been made by such Purchaser against the portion of the Instrument that is still held by the Purchaser in question. No Assignee of an Instrument or an interest therein shall acquire any greater rights with respect to or arising out of such Instrument therein than were available to the original Holder thereof (or would be available to such original Holder if it were the then Holder thereof). Lessee shall not be responsible for any costs, expenses or other charges in connection with any assignment hereunder.

                  (c) By executing and delivering an Assignment Agreement, the Assignor thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) such Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement and the other Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Transaction Documents or any other instrument or document furnished pursuant hereto; (ii) such Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Lessee or the performance or observance by the Lessee of any of its obligations under this Agreement or any other Transaction Document, any other instrument or document furnished pursuant hereto; (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision with respect to entering into such Assignment Agreement; and (iv) such

Assignee will, independently and without reliance upon the Lessee, the Agent, the Trustee, such Assignor or any other Instrument Holder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                  (d) Each Instrument Holder may sell participations (as opposed to assignments of Instruments or assignments of partial interests in Instruments) to one or more banks or other entities in or to all or a portion of the Instruments then held by it and its rights and obligations under this Agreement and the other Transaction Documents; provided, however, that (i) such Instrument Holder shall remain the Holder of any such Instrument for all purposes under this Agreement and the other Transaction Documents and the Lessee, the Trustee, the Agent and the other Instrument Holders shall continue to deal solely and directly with such Instrument Holder in connection with such Instrument Holder's rights and obligations under this Agreement; (ii) no participant shall be entitled to receive any greater payment than such Instrument Holder would have been entitled to receive with respect to the rights participated except as a result of circumstances arising after the date of such participation to the extent that such circumstances affect other Instrument Holders and participants generally; and (iii) no Instrument Holder shall grant a participation that conveys to the participant the direct right to vote or receive notices under this Agreement or other Transaction Documents in respect of the Instrument in which such participant holds a participation.

                  (e) Any Instrument Holder may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 4.02, disclose to the assignee or participant or proposed assignee or participant any information relating to the Lessee furnished to such Instrument Holder by or on behalf of the Lessee; provided, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to the Lessee received by it from such Instrument Holder in a manner consistent with that set forth in Section 6.17 hereof and any other provision of the Transaction Documents relating to the preservation of confidentiality.

                  (f) Anything in this Section 4.02 to the contrary notwithstanding, any Instrument Holder may assign and pledge all or any of the Instruments held by it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to applicable regulations of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank; provided that any payment made by the Lessee to the Trustee for the benefit of such assigning and/or pledging Instrument Holder in accordance with the terms of the Transaction Documents shall satisfy the Lessee's obligations under the Transaction Documents in respect thereof to the extent of such payment.

                  (g) No assignment shall result in a change in the Note Rate or Certificate Rate applicable to the Instrument in question.

                  (h) Regardless of the number of Instrument Holders, at all times the Instrument Holders shall designate a single "Agent" to interface with Lessee and the Trustee, and the Lessee and Trustee shall be required to pay to or otherwise deal only with the Agent and not the individual Instrument Holders. Wherever the Transaction Documents grant rights or remedies to the Instrument Holders (either in the aggregate or to a particular class of Instrument Holders) all such rights and remedies shall be exercised through the Agent. Lessee and Trustee shall be free to ignore directions or instructions delivered directly by any Instrument Holder rather than by Agent on behalf of the Instrument Holders (or applicable portion thereof).

         Section 4.03. Taxes.
                       ------

                  (a) Any and all payments by the Lessee or the Trustee hereunder or under any of the Transaction Documents (including, without limitation, payments of Net Rent, Contingent Rent Payments, Offer Purchase Price, and Additional Rent (as such terms are defined in the Lease), interest, current yield, fees and principal and stated amounts of the Instruments) shall be made free and clear of and without deduction for any and all present or future Taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of payments made to each Instrument Holder or the Trustee (as the case may be), (1) taxes imposed on the Trustee's or such Instrument Holder's income, and franchise taxes imposed on it, by the jurisdiction under the Laws of which such Instrument Holder or the Trustee (as the case may be) is organized or any political subdivision thereof and, in the case of each Instrument Holder, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Instruments Holder's office where Instrument Holder's interest in the Instruments is administered or any political subdivision thereof and (2) any taxes imposed by the United States of America by means of withholding at the source if and to the extent that such taxes shall be in effect and shall be applicable, on the more recent to occur of
(x) the original issuance of the applicable Instrument, or (y) the date of adjustment of the Note Rate or Certificate Rate applicable to such Instrument or applicable interest therein in connection with the Secondary Transaction, to payments to be made to such Instrument Holder or the Trustee, as the case may be (all such non-excluded Taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Charges" and all such excluded Taxes, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Excluded Charges"). If the Lessee or the Trustee shall be required by Law to deduct any Charges from or in respect of any sum payable hereunder or under any of the Transaction Documents to the Trustee or any Instrument Holder (i) the sum otherwise payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.03) the Trustee or such Instrument Holder (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Lessee or the Trustee shall make such deductions, and (iii) the Lessee or the Trustee shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law.

                  (b) Notwithstanding anything to the contrary contained in this Agreement, the Lessee and/or the Trustee, as applicable, shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or other similar taxes imposed by the United States of America on Net Rent, Contingent Rent Payments, Offer Purchase Price, and Additional Rent, interest, current yield, fees, principal and stated amounts of the Instruments or other amounts payable hereunder or under the other Transaction Documents for the account of the Trustee or any Instrument Holder (without the payment of increased amounts to such Instrument Holder or the Trustee pursuant to subsection (a) above in the case of Excluded Charges) other than the Trustee (or any successor thereto) or an Instrument Holder (i) that is a domestic corporation for Federal income tax purposes or (ii) which has filed with the Lessee and/or the Trustee all applicable forms, affidavits, or certificates for the applicable year to the extent deduction or withholding of such taxes is not required as a result of the filing. If the Lessee or the Trustee shall so deduct or withhold any such taxes, it shall provide a statement to the Lessee, Trustee and Agent, as applicable, setting forth the amount of such taxes so deducted or withheld, the applicable rate and any other information or documentation which such Instrument Holder or the Trustee may reasonably request for assisting such Instrument Holder or the Trustee to obtain any allowable credits or deductions for the taxes so deducted or withheld in the jurisdiction or jurisdictions in which such Instrument Holder is subject to taxes.

                  (c) In addition, the Lessee agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Transaction Documents or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any of the Transaction Documents (hereinafter referred to as "Other Taxes").

                  (d) The Lessee will indemnify the Trustee and each Instrument Holder for the full amount of any Charges and Other Taxes (including, without limitation, any Other Taxes imposed by any jurisdiction on amounts payable under this Section 4.03) paid by the Trustee or such Instrument Holder (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto except as a result of the negligence or willful misconduct of such Instrument Holder or the Trustee, as the case may be, whether or not such Charges or Other Taxes were correctly or legally asserted. Payments under this indemnification shall be made within thirty (30) days from the date such Instrument Holder or the Trustee (as the case may be) makes written demand therefor accompanied by reasonable substantiation of the requested payment. Lessee shall not be responsible for any interest or penalties in connection with such Charges or Other Taxes unless Lessee has been notified of such Charges or Other Taxes as provided above at least thirty (30) days prior to the imposition of any such interest or penalties (or, if later, within thirty

(30) days after the Trustee or Instrument Holder, as applicable, obtained actual knowledge that a Charge or Other Tax for which Lessee has responsibility hereunder has been imposed).

                  (e) Within thirty (30) days after the date of the payment of Charges by or at the direction of the Lessee, the Lessee will furnish to the Trustee the original or a certified copy of a receipt evidencing payment thereof. Should any Instrument Holder or the Trustee ever receive any refund, credit or deduction from any taxing authority to which such Instrument Holder or the Trustee would not be entitled but for the payment by the Lessee of Charges as required by Section 4.03 (it being understood that the decision as to whether or not to claim, and if claimed, as to the amount of any such refund, credit or deduction shall be made by such Instrument Holder or the Trustee in its sole discretion), such Instrument Holder or the Trustee thereupon shall repay to the Lessee an amount with respect to such refund, credit or reduction equal to any net reduction in taxes actually obtained by such Instrument Holder to the extent attributable to such refund, credit or deduction.

                  (f) Without prejudice to the survival of any other agreement of the Lessee hereunder, the agreements and obligations of the Lessee contained in this Section 4.03 shall survive the payment in full of principal and stated amount of and interest and current yield on the Instruments.

         Section 4.04. Avoidance of Taxes, Other Charges and Increased Costs.
                       ------------------------------------------------------

                  (a) Each Instrument Holder shall use reasonable efforts (consistent with its internal policies and legal and regulatory restrictions) to select a jurisdiction for its purchasing office or change the jurisdiction of its purchasing office (or other office where its interest in the Instruments is administered), as the case may be, so as to avoid the imposition of any Increased Costs, Charges or Other Taxes or to eliminate any additional Increased Costs, Charges or Other Taxes which may thereafter accrue; provided, that no such selection or change of the jurisdiction for its purchasing or other office shall be made if, in the reasonable judgment of such Instrument Holder, such selection or change would be disadvantageous to such Instrument Holder.

                  (b) In the event that any Instrument Holder (other than CLI) shall claim payment of any additional amounts pursuant to Section 4.03 or payment of Increased Costs, the Lessee shall have the right, if no Incipient Default or Event of Default exists, to replace such Instrument Holder with another Approved Instrument Holder provided that such Approved Instrument Holder unconditionally offers in writing (with a copy to the Trustee) to purchase, in accordance with the provisions of Section 4.02, all of such Instrument Holder's rights hereunder and under the Transaction Documents, including the Instruments held by such Instrument Holder, without recourse, at the principal and stated amount of such Instruments plus interest and current yield accrued thereon to the date of such purchase on a date therein specified. If the Instrument Holder accepts such purchase offer and such purchase is consummated, the Lessee shall be obliged to pay, simultaneously with such purchase and sale, the additional amounts to such Instrument Holder pursuant to Section 4.03 and the Increased Costs attributable to such Instrument Holder in the manner provided in the Transaction Documents to the date of such purchase as well as all other amounts due and payable under the Transaction Documents to or for the benefit of such Instrument Holder; provided, that (x) if a Instrument Holder accepts such an offer and such bank or financial institution fails to purchase such rights and interest on such specified date in accordance with the terms of such offer, the Lessee shall continue to be obliged to pay the additional amounts to such Instrument Holder pursuant to Section 4.03 and to pay the Increased Costs attributable to such Instrument Holder in the manner provided in the Transaction Documents and (y) if such Instrument Holder fails to accept such purchase offer, the Lessee shall not be obliged to pay such Instrument Holder such additional amounts pursuant to Section 4.03 or the Increased Costs attributable to such Instrument Holder from and after the date of such purchase offer.

         Section 4.05. Sharing of Payments, Etc. If any Instrument Holder shall obtain any payment (whether voluntary or involuntary), on account of the Instruments held by it (other than on account of Reserve Costs, Break Costs, or Increased Costs and other than pursuant to Section 4.03 or any indemnification provision of the Transaction Documents) in excess of its ratable share of payments on account of the Instruments obtained by all the Instrument Holders, such Instrument Holders (or Agent on behalf of the Instrument Holders) shall forthwith make appropriate payments or distributions to other Instrument Holders calculated so that each Instrument Holder receives the benefit of its ratable share of each payment.

         Section 4.06. Instrument Holders' Credit Decisions. By its acceptance of its Instruments each Instrument Holder (whether it acquires such Instrument as a Purchaser or as an Assignee) acknowledges that it has, independently and without reliance upon the Trustee, Agent, or any other Instrument Holder and based on such financial statements and/or other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement or to acquire an Instrument. Each Instrument Holder also acknowledges that it will, independently and without reliance upon the Trustee, Agent, or any other Instrument Holder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions with respect to this Agreement or any of the other Transaction Documents. Without limitation, each Instrument Holder acknowledges that it has not relied upon statements or representations of Lessee regarding its financial condition other than the financial information provided by Lessee to Agent in connection with the execution of this Agreement, the specific representations contained in the Transaction Documents, and where applicable, the financial reports and information supplied by Lessee to Agent during the Term of the Lease pursuant to the Lease, the Lease Guarantee, or the other Transaction Documents.

                                   ARTICLE V.

                                  MISCELLANEOUS
                                  -------------

         Section 5.01. Survival. Except as otherwise expressly provided herein or other applicable instrument or document, the parties' obligations under this Agreement and in any certificate or other instrument delivered by any party or on such party's behalf pursuant to this Agreement shall not survive payment in full of all amounts due on the Notes and the Certificates and under any of the Transaction Documents, the execution and delivery of any Transaction Document, any issuance or disposition of any of the Instruments, any disposition of any interest in the Property or the termination of any Transaction Document, and shall continue in effect regardless of any investigation made by or on behalf of any party hereto and notwithstanding that any party may waive compliance with any other provision of any Transaction Document. However, it is expressly agreed that all indemnification provisions for the benefit of Trustee, Agent, Purchasers, and/or Instrument Holders provided herein or in any such other instrument or document shall survive any such payments, whether or not expressly so stated.

         Section 5.02. Notices. Unless specifically otherwise provided, whenever any of the Transaction Documents requires or permits any consent, approval, notice, request, or demand from one party to another, the consent, approval, notice, request, or demand must be in writing to be effective and shall be deemed delivered one (1) Business Day after deposit with a nationally recognized overnight courier service for overnight delivery addressed to the parties hereto at the respective addresses specified below or at such other address as they may specify by written notice. The address for each party for purposes hereof is as follows:

         Holders, Purchasers and Agent:
         ------------------------------

                  Citicorp Leasing, Inc.
                  450 Mamaroneck Avenue
                  Harrison, New York  10528
                  Attention:  EFL/CBL Credit Head
                  FAX No. 914/899-7308

                  with copies to:

                  Brown McCarroll & Oaks Hartline
                  300 Crescent Court
                  Suite 1400
                  Dallas, Texas  75201
                  Attention:  Charles W. Morris, Esq.
                  FAX No. 214/999-6170

         Trustee:
         --------

                  State Street Bank and Trust Company
                  Corporate Trust Department
                  Two International Place
                  Fourth Floor
                  Boston, Massachusetts  02110
                  Attention:        Donald E. Smith,
                                    Vice President
                  FAX No. 617/664-5371

                  with copies to:

                  Bingham, Dana & Gould LLP
                  100 Pearl Street
                  Hartford, Connecticut  06103
                  Attention:        James G. Scantling, Esq.
                  FAX No. 860/527-5188

                  and a courtesy copy to Agent at:

                  Citicorp Leasing, Inc.
                  450 Mamaroneck Avenue
                  Harrison, New York  10528
                  Attention:        EFL/CBL Credit Head
                  FAX No. 914/899-7308

         Lessee:
         -------

                  The Pep Boys - Manny, Moe & Jack
                  3111 W. Allegheny Avenue
                  Philadelphia, PA  19132
                  Attention:        Michael Holden
                                    Senior Vice President-Finance
                  FAX No. 215/227-9533
                  with copies to:

                  The Pep Boys - Manny, Moe & Jack
                  3111 W. Allegheny Avenue
                  Philadelphia, PA  19132
                  Attention:        Ronald M. Neifield, Esq.
                                    Real Estate Counsel
                  FAX No. 215/229-5076

Notices sent by any other method (including certified mail, personal delivery, or facsimile transmission) shall be deemed delivered when actually received by the addressee. Any notice of change of address shall be effective only upon actual receipt, regardless of delivery method, and such new address shall be effective as to notices given by the other parties commencing ten (10) days after such change of address notice is received by such parties. No party may establish an official address for notice outside the continental United States.

         Section 5.03. Severability. If any provision hereof or the application thereof to any Person or circumstance shall be invalid, illegal or unenforceable, the remaining provisions or the application of such provision to Persons or circumstances other than those as to which it is invalid or enforceable, shall continue to be valid and enforceable.

         Section 5.04. Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Lessee therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent (with the consent of the Majority Holders), the Lessee and the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given unless otherwise provided in such written instrument.

         Section 5.05. Headings. The table of contents and headings of the Articles, Sections and subsections are for convenience only and shall not affect the meaning of this Agreement.

         Section 5.06. Definitions. Except as otherwise expressly provided, capitalized terms used in this Agreement shall have the meanings given in
Schedule 1 hereto.

         Section 5.07. Benefit. The parties hereto and their permitted successors and assigns, but no others, shall be bound hereby and entitled to the benefit hereof. Each registered assignee of a partial interest in an Instrument (regardless of whether a New Instrument is issued to such assignee) shall be treated as an Instrument Holder and shall be a beneficiary hereof; however, no holder of a participation or other derivative interest in an Instrument shall be a beneficiary hereof.

         Section 5.08. Place of Payment. The Trustee will cause all amounts to be paid by Trustee which become due and payable on the Instruments to be paid by bank wire transfer of immediately available funds or, at the option of such Instrument Holder, such Affiliate, bank or institutional investor, by check of the Agent, duly mailed, delivered or made at the address or account provided in writing by such Instrument Holder to the Trustee and Agent.

         Section 5.09. Counterparts. The parties may sign this Agreement in any number of counterparts and on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

         Section 5.10. Governing Law; Venue.
                       ---------------------

                  (a) THIS AGREEMENT AND ALL TRANSACTION DOCUMENTS SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF PENNSYLVANIA, WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES; PROVIDED THAT TO THE EXTENT THAT A PORTION OF THE PROPERTY IS LOCATED IN A STATE OTHER THAN THE STATE OF PENNSYLVANIA THE LAWS OF SUCH STATE SHALL GOVERN SUCH PROVISIONS, IF ANY, OF THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS, TO THE EXTENT THAT THE STATE IN WHICH SUCH PORTION OF THE PROPERTY IS LOCATED REQUIRES THAT THE LAWS OF SUCH STATE BE APPLIED THERETO, IN WHICH CASE AND TO SUCH EXTENT THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, IT IS EXPRESSLY AGREED, HOWEVER, THAT IT IS THE DESIRE AND INTENT OF THE PARTIES THAT THE LAW OF THE STATE OF PENNSYLVANIA GOVERN ALL PORTIONS OF THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS (UNLESS OTHERWISE EXPRESSED THEREIN) TO THE EXTENT THAT SUCH INTENT MAY BE HONORED WITHOUT VIOLATION OF THE LAW OR PUBLIC POLICY OF THE STATE IN WHICH ANY PORTION OF THE PROPERTY IS LOCATED. All references in this Agreement or other Transaction Documents to "applicable Law" or terms of similar import shall be interpreted consistent with the foregoing.

                  (b) Each of the parties hereto hereby submits to personal jurisdiction in the State of Pennsylvania for the enforcement of its obligations hereunder and under any and all other of the Transaction Documents and waives any and all rights to be sued elsewhere. Each of the parties hereto hereby acknowledges and agrees that the courts of the State of Pennsylvania are an appropriate venue for any action, litigation or lawsuit filed in connection with this Agreement or any of the other Transaction Documents.

         Section 5.11. Business Day. If the date scheduled for any payment or action under any Transaction Document shall not be a Business Day, then (unless such Transaction Document provides otherwise) such payment shall be made or such action shall be taken on the next succeeding Business Day.

         Section 5.12. The Trustee. Except for liability for the representations and warranties made by Trust Company in its individual capacity in Section 2.02, and for the gross negligence and willful misconduct of Trust Company, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Trust Company, not in its individual capacity but solely as Trustee under the Declaration, in the exercise of the powers and authority conferred and vested in it as the Trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Trustee is made and intended not as personal representations, undertakings and agreements by Trust Company, but is made and intended for the purpose of binding only the Property created by the Declaration of Trust, (c) nothing herein contained shall be construed as creating any liability on Trust Company, individually or personally, to perform any covenant of the Trustee either expressed or implied contained herein or in the Transaction Documents, all such liability, if any, being expressly waived by the parties to this Agreement and by any Person claiming by, through or under the parties to this Agreement, and
(d) under no circumstances shall Trust Company be personally liable for the payment of any indebtedness or expenses of the Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee under this Agreement or the other Transaction Documents.

         Section 5.13. Estoppel Certificates. At any party's request each other party hereto will execute, acknowledge, and deliver a written statement, addressed to such Person as the party making the request may reasonably designate, certifying that this Transaction Agreement or other applicable Transaction Document is unmodified and in full force and effect (or, if there have been modifications, that this Transaction Agreement or other applicable Transaction Document is in full force and effect as modified, and identifying such modifications), and certifying to such other matters concerning the Transaction as may reasonably be requested. In the case of Trustee or Agent, the certificate shall state (in the case of Trustee, after consultation with Agent) the amount of outstanding principal and accrued interest or stated amount and accrued certificate yield, as applicable, due under the Instruments

         Section 5.14. Transaction Documents; Further Assurances. Each of the parties hereto does hereby covenant and agree to perform and be governed and restricted by the Transaction Documents to which it is a party and, subject to the terms and conditions thereof, to take or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable in connection therewith. The Lessee, the Trustee, Agent, and the Purchasers will, at the expense of the Lessee, execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectively the purposes of the Transaction Documents and the transactions contemplated thereby. The Lessee, Agent, the Trustee, and the Purchasers may at any time, subject to the conditions and restrictions contained in the Transaction

Documents, enter into supplements which shall form a part hereof, when required or permitted by any of the provisions of the Transaction Documents.

         Section 5.15. Confidentiality. Each of the parties hereto (and any Person that hereafter becomes an Instrument Holder) agrees that unless otherwise required by Law or by any governmental authority or body or consented to by the Lessee and CLI it will maintain the confidentiality of all non-public information (i) regarding the financial terms of this transaction or (ii) regarding the Lessee or the Property which shall be furnished to it by the Lessee in connection with the transactions contemplated by the Transaction Documents, in accordance with the procedures it generally applies to confidential material. The parties hereto agree not to publish tombstones or other public announcements in connection with the transactions contemplated hereby without the consent of the Lessee and the Agent.

         Section 5.16. Interest. It is the intention of the parties hereto to conform strictly to usury Laws applicable to each Instrument Holder and the Transactions. Accordingly, if the Transactions would be usurious as to any Instrument Holder under Applicable Law, then, notwithstanding anything to the contrary in the Instruments, this Agreement or in any other Transaction Document or agreement entered into in connection with the Transactions, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest or current yield as to any Instrument Holder under Applicable Law that is contracted for, taken, reserved, charged or received by any Instrument Holder under the Instruments, this Agreement or under any of such other Transaction Documents or agreements or otherwise in connection with the Transactions shall under no circumstances exceed the maximum amount allowed by such Applicable Law,
(ii) in the event that the maturity of the Instruments is accelerated for any reason, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or current yield as to any Instrument Holder under Applicable Law may never include more than the maximum amount allowed by such Applicable Law, and (iii) interest or current yield, if any, in excess of that permitted by Applicable Law provided for in this Agreement or otherwise in connection with the Transactions shall be, subject to the following provisions, canceled automatically and, if theretofore paid, shall be credited by such Instrument Holder on the principal or stated amount of the Instruments (or, to the extent that the principal or stated amount of the Instruments shall have been or would thereby be paid in full, refunded by such Instrument Holder to the party entitled thereto). If at any time the amount or rate of interest or yield (as applicable) contractually called for in any Instrument or other Transaction Document (as the same may vary from time to time pursuant to the terms of such Instrument or other Transaction Document, the "Stated Rate") exceeds the maximum amount of interest or yield allowed by Applicable Law in respect of such Instrument or other Transaction Document, then the rate of interest or yield to accrue on such Instrument or other Transaction Document shall be limited to the maximum amount allowed by such Applicable Law, but any subsequent reduction in the Stated Rate applicable to such Instrument or other Transaction Document shall not reduce the interest or yield to accrue on such Instrument or other Transaction Document below the maximum amount allowed by such Applicable Law until the total amount of interest or yield on such

Instrument or other Transaction Document equals the amount of interest or yield which would have accrued if the Stated Rate applicable to such Instrument or other Transaction Document had at all times been in effect. If at the maturity or final payment of any Instrument or other Transaction Document the total amount of interest or yield paid or accrued on such Instrument or other Transaction Document under the preceding sentence is less than the total amount of interest or yield which would have accrued if the Stated Rate applicable to such Instrument or other Transaction Document had at all times been in effect, then to the fullest extent permitted by Applicable Law, there shall be due and payable under, and to the Holders of, such Instrument or other Transaction Document of an amount equal to the difference between (a) the lesser of (x) the amount of interest or yield (as applicable) which would have accrued on such Instrument or other Transaction Document if the maximum amount allowed by Applicable Law had at all times been in effect and been chosen as the rate or interest or yield to be applicable throughout the term of such Instrument or other Transaction Document and (y) the amount of interest or yield (as applicable) which would have accrued on such Instrument or other Transaction Document if the Stated Rate applicable to such Instrument or other Transaction Document had at all times been in effect, and (b) the amount of interest or yield (as applicable) accrued in accordance with the provisions of such Instrument or other Transaction Document after giving effect to the preceding sentence. All sums paid or agreed to be paid to each Instrument Holder for the use, forbearance or detention of sums included in the Instruments shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of the Instruments until payment in full so that the rate or amount of interest on account of the Instruments does not exceed the applicable usury ceiling, if any.

         Section 5.17. Money. Unless stipulated otherwise, all references in any of the Transaction Documents to "dollars," "money," "payments," or other similar financial or monetary terms, are references to currency of the United States of America.

         Section 5.18.Number and Gender of Words. Whenever in any Transaction Document the singular number is used, the same shall include the plural where appropriate, and vice versa; and other words of any gender in any Transaction Document shall include each other gender where appropriate. The words "herein" and "hereunder," and other words of similar import, refer to the relevant Transaction Document as a whole and not to any particular part or subdivision thereof.

         Section 5.19. Articles, Sections, Exhibits, and Schedules. All references to "Article," "Articles," "Section," "Sections," "Subsection," or "Subsections" contained in this Agreement are, unless specifically indicated otherwise, references to articles, sections, and subsections of this Agreement. All references to "Exhibits" and "Schedules" contained in this Agreement are references to exhibits and schedules attached to this Agreement, all of which are made a part of this Agreement for all purposes, the same as if set forth in this Agreement verbatim, it being understood that if any Exhibit, which is to be executed and delivered, contains blanks, the same shall be completed correctly and in accordance with the terms and provisions contained and as contemplated in this Agreement prior to or at the time of, or after, the execution and delivery thereof.

         Section 5.20. Decisions of Parties. Except as expressly otherwise provided herein, all opinions, approvals, decisions, and determinations are to be in such party's discretion and need not be reasonable.

         Section 5.21. Restructure of Transaction. Notwithstanding the provisions of Section 13(b)(i)(B) or (C) of the Lease, in the event of the occurrence of a change in GAAP or the interpretive rulings applicable thereunder, or a change in SEC rulings and/or requirements, which in either case requires the recharacterization of the Lease as a "capital lease" rather than an "operating lease", Lessee may request that the transaction be restructured in a manner that will maintain the economic interests of the parties and will permit Lessee to continue to have the Lease treated as an "operating lease" for its financial accounting purposes. If Lessee so requests, and Agent, CLI, all other Purchasers, and the Majority Holders agree to such a restructure, then the parties will proceed in good faith, but at Lessee's expense, to negotiate such changes in the structure of the transaction and the Transaction Documents as the parties may mutually determine to be necessary to effect such intention. While the parties agree to cooperate in good faith to negotiate modifications to the Transaction Documents to achieve operating lease treatment for the Lessee, no party will be obligated to accept a restructure of the transaction and/or any modification to any Transaction Document that is, in such party's opinion, materially adverse to its legal or financial interest. In the event that the parties are unable to agree to a restructuring or modification which is acceptable to Lessee, Lessee shall be entitled to exercise the right set forth in Section 13(b) of the Lease in accordance with the terms and conditions therein contained.

         Section 5.22. Construction of Agreement. Should any provision of this Agreement require interpretation or construction in any judicial, administrative, or other proceeding or circumstance, it is agreed that the parties hereto intend that the court, administrative body, or other entity interpreting or construing the same shall not apply a presumption that the provisions hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agents prepared the same, it being agreed that the agents of both parties hereto have fully participated in the preparation of all provisions of this Agreement and all of the Transaction Documents.

                  THIS WRITTEN TRANSACTION AGREEMENT, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 5.23. Brokers. Except to the extent of fees or other payments specifically provided to be paid by Lessee under the Transaction Documents, each party hereto shall pay or cause to be paid any and all valid claims of any brokers or agents with whom such party has dealt who claim a right to any fees or other compensation in connection with arranging the financing of the Property provided hereby and shall indemnify, defend and hold all other parties hereto harmless from such claims, whether or not they are valid.

         Section 5.24. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND FOR THE PURPOSE OF REDUCING THE TIME AND EXPENSE OF LITIGATION, THE PARTIES HERETO EACH WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON, UNDER, OR BY VIRTUE OF THIS AGREEMENT, ANY OF THE TRANSACTION DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED OR GOVERNED THEREBY.


                                   ARTICLE VI.

                                    THE AGENT
                                    ---------

         Section 6.01. Appointment.
                       ------------

                  (a) The Purchasers and the Instrument Holders hereby designate and appoint CLI as the initial administrative agent (herein "Agent") on behalf of the Purchasers and the Instrument Holders, as applicable, under this Agreement and the Transaction Documents. By its execution hereof CLI authorizes, and by its execution of an Assignment Agreement and/or by its execution of a supplement hereto becoming a Purchaser hereunder, each such additional Purchaser and each such Instrument Holder hereby irrevocably authorizes the Agent to perform the rights and obligations of the "Agent" hereunder and under the other Transaction Documents. The Agent shall serve without compensation, except as otherwise agreed in writing by the Lessee and the Majority Holders, but the Agent shall be entitled to payment or reimbursement of its out-of-pocket expenses incurred in the performance of its duties as provided for in the applicable provisions of the Transaction Documents. Without limitation, to the extent that any Transaction Document provides for the payment or reimbursement of expenses incurred by the Purchasers or Instrument Holders, or any of them, any such expenses incurred by the Agent in connection with such matters shall be deemed to have been incurred by the Instrument Holders or Purchasers, as applicable, and the Agent shall be entitled to the same reimbursement rights.

                  (b) In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Purchasers or Instrument Holders, as applicable (or in certain specified circumstances the Trustee), and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Lessee.

         Section 6.02. Nature of Duties.
                       -----------------

                  (a) The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Transaction Documents. The Agent has a contractual obligation, as provided herein and in the Transaction Documents, but shall not have by reason of this Agreement or any other Transaction Document a trust or fiduciary relationship in respect of any Instrument Holder. Nothing in this Agreement or any of the other Transaction Documents, expressed or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Agreement or any of the Transaction Documents except as expressly set forth herein or therein.

                  (b) Each Purchaser and Instrument Holder shall make its own independent investigation of the financial condition and affairs of Lessee in connection with the Transactions contemplated hereunder and shall make its own appraisal of the creditworthiness of Lessee, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Instrument Holder with any credit or other information with respect thereto, whether coming into its possession before the Closing Date or at any time or times thereafter. Each Purchaser and Instrument Holder acknowledges that neither the Agent nor counsel to the Agent nor any other Instrument Holder is providing any assurances, or shall have any responsibility, with respect to the ownership of any Property or the absence of any Liens or defects of title, or the authorization, execution, legality, sufficiency or effect of any Transaction Document or any other document, or the validity, creation, perfection or priority of any Right, or to investigate or not to investigate any of those matters, and each Instrument Holder agrees to look solely to its rights as one of the Instrument Holders with respect to any of the foregoing.

                  (c) The Agent may at any time request instructions from the Instrument Holders or Purchasers, as applicable, with respect to any actions or approvals which by the terms of this Agreement or of any of the other Transaction Documents the Agent is permitted to take or to grant, and if such instructions are promptly requested, the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Transaction Documents until it shall have received such instructions from the Majority Holders or Majority Purchasers, as applicable. Without limiting the foregoing, no Instrument Holder shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement, the Instruments, or any of the other Transaction Documents in accordance with the instructions of the Majority Holders or Majority Purchasers, as applicable.

                  (d) If the Agent seeks the consent or approval of the Instrument Holders or Purchasers (either collectively or with respect to any particular series of Instruments) to the taking or refraining from taking any action hereunder, the Agent shall send written notice thereof to each Instrument Holder or Purchaser, as the case may be (either collectively or as to the affected series, as applicable) based on the most recent information known to Agent with respect to such ownership as set forth in the Register maintained by the Agent. The Agent shall promptly notify each Instrument Holder or Purchaser, as applicable, at any time that the Majority Holders or Majority Purchasers, as applicable, have instructed the Agent to act or refrain from acting in any particular manner pursuant hereto. Upon request Agent shall supply a copy of the Register to Lessee.

                  (e) Whenever this Agreement or any other Transaction Document requires that the Agent take action at the direction of the Majority Holders of the Instruments or any particular series of Instruments, or at the direction of the Majority Purchasers, then prior to taking the action in question (including, without limitation, prior to giving directions to the Trustee in connection therewith), Agent shall seek direction from the Instrument Holders (or applicable series thereof) or Purchasers, as applicable, and shall take actions or give directions consistent with the desires of the Majority Holders (with respect to the applicable series thereof) or the Majority Purchasers, as applicable. Where this Agreement or the other Transaction Documents do not require approval of the Majority Holders or Majority Purchasers with respect to any particular action or direction, then Agent may, but need not, seek input from the Instrument Holders or Purchasers as to the appropriate course of action, but in the absence of any such direction Agent shall be free to take such actions as Agent may deem appropriate and in the best interests of the Instrument Holders (or the applicable series thereof) or Purchasers, as applicable, as a whole. In the exercise of its powers and rights hereunder Agent shall exercise the same care as it exercises with respect to similar transactions entered into solely for its own account and shall otherwise have no liability or responsibility to the Instrument Holders or Purchasers except for actions taken by Agent in bad faith, actions which are grossly negligent, or actions which constitute willful misconduct by the Agent.

                  (f) The Majority Holders (either of the Instruments as a whole, or of the applicable series of Instruments) shall at any time have the right to direct the Agent in the exercise of any rights or options that may then be available to the Instrument Holders of the Instruments (or the applicable series thereof), and upon receipt of any such direction Agent shall proceed in the manner directed by the Majority Holders; provided, that in no event shall Agent have any obligation to proceed in any manner that Agent in good faith believes may expose Agent to any risk or obligation unless and until Agent has been provided by the Instrument Holders with security satisfactory to Agent to protect Agent with respect to the risk or obligation in question. Similarly, the Majority Purchasers shall at any time have the right to direct the Agent in the exercise of any rights or options that may then be available to the Purchasers, and upon receipt of any such direction Agent shall proceed in the manner directed by the Majority Purchasers; provided, that in no event shall Agent have any obligation to proceed in any manner that Agent in good faith believes may expose Agent to any risk or obligation unless and until Agent has been provided by the Purchasers with security satisfactory to Agent to protect Agent with respect to the risk or obligation in question.

                  (g) In its dealings with the Trustee, the Lessee, or the Instrument Holders the Agent shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney, or other paper or document which Agent in good faith believes to be genuine and what it purports to be.

                  (h) In the event of any good faith disagreement between any of the parties to this Agreement resulting in adverse claims or demands being made upon Agent, or if Agent, in good faith, is in doubt as to what action it should take hereunder, Agent may, at its option, refuse to comply with any claims or demands on it so long as such disagreement continues or such doubt exists, and in any such event, Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction or
(ii) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons and Agent shall have been notified thereof in writing signed by all such persons. The rights of Agent under this paragraph are cumulative of all other rights which it may have under law or otherwise.

         Section 6.03. Rights, Exculpation, etc. Neither the Agent nor any of its Affiliates, officers, directors, employees, agents, attorneys or consultants shall be liable to any Instrument Holder for any action taken or omitted by them hereunder or under any of the Transaction Documents, or in connection herewith or therewith, except that (i) the Agent shall be obligated on the terms set forth herein for performance of its express obligations hereunder, and (ii) Agent shall be liable to the Instrument Holders for damages caused by its gross negligence in the discharge of its duties hereunder or its own willful misconduct. The Agent shall not be responsible to any Instrument Holder for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectability, or sufficiency of this Agreement, or any of the other Transaction Documents, or any of the transactions contemplated hereby and thereby, or for the financial condition of Lessee. The Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Transaction Documents or the financial condition of Lessee, or the existence or possible existence of any Incipient Default or Event of Default.

         Section 6.04. Reliance. The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Transaction Documents and its duties hereunder or thereunder, upon advice of legal counsel, independent public accountants and other experts selected by it. Lessee and Trustee shall be entitled to rely upon any written notices, requests, waivers, consents, receipts, authorizations, powers of attorney, statements, certificates, orders, approvals, directions, or other documents or matters issued by or from Agent and shall be entitled to give notices to, make requests of and otherwise deal solely with Agent, as administrative agent for the Holders, the Purchasers and the Trustee, as the case may be, except as expressly provided herein.

         Section 6.05. Indemnification. To the extent that the Agent is not reimbursed and indemnified by the Lessee in accordance with the express terms of the Transaction Documents, or Lessee fails upon demand by the Agent to perform its obligations to reimburse or indemnify the Agent, the Instrument Holders will reimburse and indemnify the Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent or in any way relating to or arising out of this Agreement or any of the other Transaction Documents or any action taken or omitted by the Agent under this Agreement or any of the other Transaction Documents, in proportion to their respective proportions of the principal amount of Notes and outstanding amounts of Certificates; provided that no Instrument Holder shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. The obligations of the Instrument Holders under this Section shall survive the discharge in full of the Instruments. If the Agent is or becomes a Instrument Holder, the Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Instrument Holder. The terms "Instrument Holder" or "Majority Holder" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity as a Instrument Holder or one of the Majority Holders. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with Lessee as if it were not acting as Agent pursuant hereto.

         Section 6.06. Successor Agent; Resignation of Agent.
                       --------------------------------------

                  (a) The Majority Holders may, at any time by written notice to Lessee, Trustee, and the Agent then serving, designate a successor Agent, with or without cause; provided, however, that so long as CLI has an outstanding Commitment hereunder, the Agent shall not be removed, except for cause, without the approval of CLI. For this purpose, "cause" shall mean the gross neglect by Agent of its duties hereunder. Any such successor Agent shall have all rights, powers, and duties assigned to the "Agent" hereunder from and after the effective date of its appointment. Except in cases where the Agent is being replaced as a result of a material default or dereliction of its duties by the existing Agent, the effective date of the appointment of a successor Agent shall be not less than thirty (30) days after the notice of appointment of the successor Agent is given.

                  (b) The Agent may resign at any time upon written notice given to the Lessee, the Trustee, and each Instrument Holder. The effective date of the resignation shall be not less than sixty (60) days after the notice of resignation is given. In the event of any such resignation by Agent, the Majority Holders shall promptly appoint a successor agent and, if no successor agent is so appointed within thirty (30) days thereafter the Agent shall be (i) the Purchaser with the largest outstanding Commitment, or (ii) if no Commitment remains outstanding hereunder, the Instrument Holder that holds the largest aggregate amount of Instruments (measured by dollar amount).

                  (c) In the event of the appointment of a successor Agent (whether as a result of the resignation of the previous Agent or otherwise), the outgoing Agent shall reasonably cooperate with the successor Agent, the Trustee, the Purchasers, Lessee, and the Instrument Holders to provide for a smooth transition of the function of the Agent hereunder. Any books and records of the outgoing Agent relating to its service as Agent hereunder (but not books and records relating to any Instruments that the outgoing Agent may hold for its own account) shall be turned over to the successor Agent.

         Section 6.07. Authorization to Act as Agent of Trustee. In addition, the Trustee hereby appoints and authorizes the Agent to collect, disburse, invest and otherwise administer on the Trustee's behalf all funds paid or payable to the Trustee hereunder or under any of the Transaction Documents, in each case, in accordance with the terms hereof and thereof, and the Trust Company, in its individual capacity, shall not be liable for the actions or inactions of the Agent in connection with the Agent's collection, disbursement, investment and administration of such funds. As to any matters not expressly provided for by this Agreement or the other Transaction Documents, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Purchasers or the Majority Holders, and such instructions shall be binding upon all Purchasers or Holders, as applicable; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable Law.

                  IN WITNESS WHEREOF, intending to be legally bound hereby, the parties have caused this Agreement to be duly executed on the attached Signature Pages by their respective officers thereunto duly authorized as of the day and year first above written.



                         [SEE ATTACHED SIGNATURE PAGES]

                   SIGNATURE PAGE OF LESSEE AND LESSEE PARENT
                                   ATTACHED TO
                              TRANSACTION AGREEMENT
                       (1997 PEP BOYS II LEASED PROPERTY)




                                      LESSEE AND LESSEE PARENT:
                                      -------------------------

                                      THE PEP BOYS - MANNY, MOE & JACK,
                                      a Pennsylvania corporation


                                      By________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                   SIGNATURE PAGE OF TRUSTEE AND TRUST COMPANY
                                   ATTACHED TO
                              TRANSACTION AGREEMENT
                       (1997 PEP BOYS II LEASED PROPERTY)




                                     TRUSTEE:
                                     --------

                                     STATE STREET BANK AND TRUST
                                     COMPANY, a Massachusetts
                                     trust company (not in its
                                     individual capacity, but
                                     solely as Trustee)


                                      By________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                     TRUST COMPANY:
                                     --------------

                                     STATE STREET BANK AND TRUST
                                     COMPANY, a Massachusetts
                                     trust company (in its
                                     individual capacity, but
                                     only as expressly stated
                                     herein)


                                      By________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                             SIGNATURE PAGE OF CLI,
                    AS AGENT, PURCHASER AND INSTRUMENT HOLDER
                                   ATTACHED TO
                              TRANSACTION AGREEMENT
                       (1997 PEP BOYS II LEASED PROPERTY)




                                     AGENT, PURCHASER and
                                     INSTRUMENT HOLDER:
                                     --------------------

                                     CITICORP LEASING, INC.,
                                     a Delaware corporation


                                      By________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                       SIGNATURE PAGE OF BANK OF MONTREAL,
                       AS PURCHASER AND INSTRUMENT HOLDER
                                   ATTACHED TO
                              TRANSACTION AGREEMENT
                       (1997 PEP BOYS II LEASED PROPERTY)




                                      PURCHASER and INSTRUMENT HOLDER:
                                      --------------------------------

                                      BANK OF MONTREAL


                                      By________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                   SCHEDULE 1

                               Certain Definitions

         As used herein, the following terms have the meanings indicated:

         "A-Note" means any of, and "A-Notes" means all of, the Series A Trust Notes, due on the Maturity Date issued and, unless otherwise specified or the context otherwise requires, outstanding under the Declaration of Trust.

         "Acquisition Price" shall have the meaning provided therefor in Exhibit A attached to the Lease.

         "Advance" and "Advances" shall have the meaning provided therefor in
Section 1.01(c).

         "Affiliate" means a Person directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the Person in question. The term "control," as used in the immediately preceding sentence, means, with respect to a Person that is a corporation, the right to exercise, directly or indirectly, more than ten percent (10%) of the voting rights attributable to the shares of the controlled corporation and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled Person.

         "Agent" means the administrative agent for the Instrument Holders and Purchasers appointed from time to time under this Agreement. CLI is the initial Agent appointed under this Agreement.

         "Agreement" means this Transaction Agreement, as it may be amended, modified, supplemented, renewed, extended, and/or restated, from time to time, it being acknowledged and agreed that the parties may elect, by mutual agreement, to amend this Agreement to increase the amount of Advances available to Trustee hereunder, but expressly acknowledging that Purchasers have not agreed, and have no obligation whatsoever to do so under any circumstances.

         "Applicable Rate" shall have the meaning provided therefor in the Lease.

         "Approved Purposes" means (i) the purchase price paid by Trustee from time to time to acquire portions of the Property, (ii) amounts advanced from time to time by Trustee to Lessee in respect of Construction Advances (including, without limitation, Interim Advances) under the Lease, and (iii) reasonable costs and expenses incurred in connection with the purchase of the Property and/or the closing of the transactions contemplated hereby from time to time, all as properly substantiated to, and approved by, Agent.

         "B-Note" means any of, and "B-Notes" means all of, the Series B Trust Notes, due on the Maturity Date, issued and, unless otherwise specified or the context otherwise requires, outstanding under the Declaration of Trust.

         "Bankruptcy Code" means Title 11 of the United States Code, as amended from time to time.

         "Break Costs" shall mean an amount equal to the amount (if any) required to compensate any Instrument Holder for any additional losses (including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or funds acquired by such Instrument Holder to fund or maintain any Instrument) it may reasonably incur as a result of the payment of the principal balance of a Note or the stated amount of a Certificate, as applicable, on any date other than a Payment Date.

         "Business Day" means every day on which banks in the Cities of New York, New York, Chicago, Illinois, Boston, Massachusetts, and Philadelphia, Pennsylvania, are open for business and are not required to be closed.

         "Certificate" means any of, and "Certificates" means all of, the Series C Trust Certificates, due on the date of the expiration or termination (for any reason) of the Lease, issued, and unless otherwise specified or the context otherwise requires, outstanding under the Declaration of Trust.

         "Certificate Holder" means any of, and "Certificate Holders" means all of, the Holders from time to time of the Certificates.

         "Certificate Rate" means, with respect to each Certificate or an applicable portion thereof and with respect to each day during an Interest Period, a rate per annum determined for such day equal to the LIBO Rate, plus the Spread applicable to such Certificate or portion thereof.

         "Commitment" means, with respect to a Purchaser, the amount of such Purchaser's commitment to make Advances pursuant to Section 1.01 of this Agreement. In the case of the original Purchasers the amount of their respective Commitments is specified in subsections 1.01(a) and (b) hereof; in the case of any subsequent Purchaser(s) the amount of its Commitment shall be specified as provided for in subsections 1.01(f) and (g) hereof.

         "Construction Advance" and "Construction Advances" shall have the meanings provided therefor in Section 1.01(d) hereof.

         "Construction Supplement" and "Construction Supplements" shall have the meanings provided therefor in Section 1.01(d) hereof.

         "Debt Rating" means, as of any date, the then current rating issued by Standard & Poor's Corporation for Lessee's senior unsecured debt, or if Lessee then has no senior unsecured debt rated by Standard & Poor's Corporation, such other rating (including, without limitation, a rating issued by another rating service if any such rating is then available or a rating determined by the internal analysts of Agent or an Affiliate of Agent) as Agent may deem most closely corresponds thereto.

         "Debtor Relief Laws" means the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief Laws from time to time in effect affecting the Rights of creditors generally.

         "Declaration" or "Declaration of Trust" means that certain Declaration of Trust of even date herewith executed by Trustee with respect to the Property and the Transactions contemplated hereby, as amended, restated, supplemented, or otherwise modified from time to time.

         "Default Rate" means the lesser rate per annum of (i) two percent (2%) in excess of the effective prime interest rate quoted by Citibank, N.A., from time to time in effect as its base or reference rate for short-term floating rate commercial loans (whether or not such rate is actually charged in any particular instance), or (ii) the Maximum Rate.

         "Environmental Indemnity Agreement" means collectively that certain Environmental Indemnity Agreement of even date herewith executed by Lessee (and the other lessees under the Lease) for the benefit of Trustee, Agent and the Instrument Holders, as amended, restated, supplemented, or otherwise modified from time to time.

         "Event of Default" has the meaning given thereto in the Lease.

         "Fee Letter" means that certain letter dated January 10, 1997, from Trust Company to Lessee describing certain costs and charges to be paid to Trust Company in connection herewith.

         "Hold Position" has the meaning provided therefor in Section 1.01(a) hereof.

         "Holder" has the same meaning as "Instrument Holder."

         "Improvements" has the meaning provided therefor in the Preliminary Statement hereof.

         "Increased Costs" means any additional amounts required to be paid to any Instrument Holder to compensate such Instrument Holder for any increased costs of maintaining the Instrument (the effect of which is not included in the applicable Instrument Holder's determination of such costs at the more recent to occur of the original issuance of such Instrument or the adjustment of the Note Rate or Certificate Rate applicable to such Instrument or applicable interest therein in connection with the Secondary Transaction (as defined in the Lease) as a result of the implementation after the date hereof of any applicable Law regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Instrument Holder (or any lending office thereof) with any request or directive regarding capital adequacy (whether or not having the force of Law) of any such authority, central bank or comparable agency which has the effect of increasing the amount of capital required or expected to be maintained as a result of its maintaining the Instrument.

         "Instrument" means any of, and "Instruments" means all of, collectively, the Notes and the Certificates.

         "Interim Advance" and "Interim Advances" shall have the meanings provided therefor in Section 1.01(d) hereof.

         "Interim Supplement" and "Interim Supplements" shall have the meanings provided therefor in Section 1.01(d) hereof.

         "Instrument Holder" or "holder" when used with respect to any Instrument(s), means the Person whose name appears on the Register as the registered owner of such Instrument(s) or the registered assigns of a portion of an Instrument, as applicable. It is acknowledged that each Purchaser shall be an Instrument Holder for all purposes hereof (until such time as it has disposed of all of its Instruments) and entitled to the benefit of all provisions hereof respecting the Instrument Holders, in addition to and not in lieu of, its rights as the Purchaser hereunder.

         "Interest Period" means, as applicable to an Instrument, (i) the period commencing on the date of the first Advance under such Instrument through the day immediately preceding the first Payment Date, or (ii) the period commencing on any Payment Date through the day immediately preceding the next Payment Date.

         "Law" or "Laws" means, either singularly or collectively, as applicable, all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions, decisions, opinions or decrees of any governmental authority or any Tribunal.

         "Lease" means, collectively, that certain Master Lease of even date herewith, executed by Trustee, as lessor, and Lessee, as lessee, covering portions of the Property, together with such supplements or amendments thereto as may be executed from time to time by Lessee (or any Additional Lessees) and Trustee and approved by Agent, including, without limitation, supplements thereto adding Parcels to the Property or "Additional Lessees" as a party to the Lease.

         "Lease Guarantee" means that certain Lease Guarantee of even date herewith executed by Lease Guarantor with respect to the Lease, as amended, restated, supplemented, or otherwise modified from time to time.

         "Lease Guarantor" means The Pep Boys - Manny, Moe & Jack, a Pennsylvania corporation.

         "Lessee" means The Pep Boys - Manny, Moe & Jack, a Pennsylvania corporation, its permitted successors and assigns. For purposes of this Agreement any other Person that is a party to the Lease shall not be treated as "Lessee" unless the context otherwise requires.

         "Lessee's Equipment" shall have the meaning given to such term in the Lease.

         "LIBO Business Day" means a day of the year on which dealings are carried on in the London interbank market and banks are open for business in London and not required or authorized to close in New York City.

         "LIBO Rate" for each Interest Period means an interest rate per annum equal to the average (rounded, if necessary, to the next highest 1/16 of 1%) of the rates of interest per annum at which deposits in United States dollars are offered to prime banks in the London interbank market at 11:00 a.m. (London time) two LIBO Business Days before the first day of such Interest Period (the "LIBO Rate Setting Date") for a period equal to such Interest Period.

         "LIBO Rate Reserve Percentage" for any Interest Period means the reserve percentage applicable to the Instrument Holders during such Interest Period under the regulations issued from time to time by the Board of Governors of the Federal Reserve System (or if more than one such percentage is so applicable, the daily average for such percentages for those days in such Interest Period during which any such percentages shall be so applicable) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental to other marginal reserve requirement) for Instrument Holders in respect of liabilities or assets consisting of or including Eurocurrency Liabilities (as defined in Regulation D of the Board of Governors of Federal Reserve System as in effect from time to time) having a term equal to such Interest Period.

         "Lien" means any lien, mortgage, security interest, pledge, charge, easement or encumbrance (excluding any transfer, assignment, or sublease permitted under Section 17 of the Lease, or any lien on Lessee's Equipment) of any kind, including, without limitation, a mechanic's lien, a materialman's lien, the rights of a vendor, lessor, or similar party under any conditional sales agreement or other title retention agreement or lease substantially equivalent thereto, any production payment, and any other right of or arrangement with any creditor to have his claim satisfied out of any property or assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

         "Litigation" means any proceeding, claim, and/or lawsuit conducted by or before any Tribunal.

         "Majority Holders" means: (i) with respect to any series of Instruments, the registered Holders of at least sixty-six and two-thirds percent (66-2/3%) in aggregate principal or stated amount of such series of Instruments then outstanding; and (ii) with respect to more than one series of Instruments, the registered Holders of at least sixty-six and two-thirds percent (66-2/3%) of the total aggregate principal and stated amounts of such series of Instruments then outstanding.

         "Majority Purchasers" means the Purchaser(s) whose aggregate outstanding Commitment at any relevant time is at least sixty-six and two-thirds percent (66-2/3%) of the aggregate outstanding Commitments of all Purchasers.

         "Master Schedule" shall have the meaning provided therefor in the Declaration of Trust.

         "Maturity Date" shall mean August 31, 2003.

         "Maximum Rate" means the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on any Note, Certificate, or other applicable obligation, as the case may be, under the Law of the State of Pennsylvania, or, if Pennsylvania Law is pre-empted thereby, the Law of the United States of America applicable to the Holders and the Transactions that would permit Holders to lawfully contract for, charge, take, reserve or receive a greater amount of interest than that permitted under Pennsylvania Law.

         "New Improvements" shall have the meaning provided therefor in the Lease.

         "Note" means any of, and "Notes" means all of, collectively, the A-Notes and the B-Notes outstanding under the Declaration of Trust.

         "Note Rate" means, with respect to each Note or an applicable portion thereof and with respect to each day during an Interest Period, a rate per annum determined for such day equal to the LIBO Rate, plus the Spread applicable to such Note or portion thereof.

         "Noteholders" means, in the aggregate, the Holders at the time in question of all of the Notes then outstanding (or, if applicable, the series of Notes in question).

         "Outside Funding Date" has the meaning provided therefor in Section 1.05(e) hereof.

         "Parcels" means any tracts or parcels of real property that may hereafter be added to the Property, together with any and all structures, buildings, fixtures, or other improvements from time to time located thereon and any and all appurtenances thereto; provided, that such term does not include Lessee's Equipment or any other trade fixtures, inventory, or other items of personal property located on such parcels that are owned by any other Person other than Trustee. Nothing in the foregoing definition or applicable provisions of this Agreement shall be deemed to limit or restrict Lessee's rights to demolish improvements located on Parcels at the time such Parcel is added to the Property in connection with the construction of New Improvements on the Parcel, to the extent permitted by the express terms of the Lease.

         "Payment Date" means the first day of each calendar month to and including the month in which the Maturity Date falls, as well as the Maturity Date itself; provided, however, that if such Payment Date is not a Business Day, such Payment Date shall be the next succeeding Business Day.

         "Pep Boys I Facility" means that certain asset defeasance lease facility created pursuant to that certain Transaction Agreement dated November 13, 1995, by and among Lessee, Trustee and CLI, that certain Declaration of Trust dated November 13, 1995, executed by Trustee, and that certain Master Lease dated November 13, 1995, by and between Trustee and Lessee.

         "Percentage" means, relative to any Purchaser and any series of Instruments, the percentage equal to the ratio of such Purchaser's Commitment in respect of that series of Instruments to the total Commitments of all Purchasers in respect of that series of Instruments.

         "Permitted Encumbrances" shall have the meaning provided therefor in the Lease.

         "Person" means any individual, firm, corporation, association, partnership, joint venture, other entity, or Tribunal.

         "Plans" shall have the meaning provided therefor in the Lease.

         "Property" shall have the meaning provided therefor in the Lease.

         "Purchaser" means any Person having a Commitment hereunder.

         "Reserve Costs" means, so long as Instrument Holders hereafter shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves in excess of those maintained at the more recent to occur of the original issuance of the applicable Instrument or the adjustment of the Note Rate or Certificate Rate applicable to such Instrument or the applicable interest therein in connection with the Secondary Transaction with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional amounts equal to the product of (1) the outstanding balance of the Instruments, multiplied by (2) an interest rate per annum equal, at all times during the period in which such reserves were assessed, to the remainder obtained by subtracting (a) the LIBO Rate for such Interest Period from (b) the rate obtained by dividing such LIBO Rate applicable during such Interest Period by a percentage equal to 100% minus the applicable LIBO Rate Reserve Percentage, payable on each Payment Date.

         "Rights" means rights, remedies, powers, and privileges.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Spread" shall be either (A) in the case of the Certificates, 225 basis points, or (B) in the case of the A-Notes and the B-Notes, the number of basis points determined by reference to the following chart, based on the Debt Rating of Lessee as of the beginning of the applicable Interest Period:

                  Lessee's Most Recent
                       Debt Rating                             Spread
                  --------------------                         ------

                  BBB+ (or higher)                 37.5 basis points (0.375%)
                  BBB                              42.5 basis points (0.425%)
                  BBB-                             52.5 basis points (0.525%)
                  less than BBB-                   75.0 basis points (0.75%)

         "Taxes" means all taxes, assessments, fees, levies, impositions, duties, deductions, withholdings, or other charges of any nature whatsoever from time to time or at any time imposed by any Laws or by any Tribunal as well as any other item included within the term "Impositions" under the Lease.

         "Term" shall have the meaning provided therefor in the Lease.

         "Title Company" means one or more title insurance companies reasonably acceptable to Agent which shall issue the Title Policies.

         "Title Policies" means, collectively, (A) one or more Owner's Title Insurance Policies (collectively, the "Owner's Title Policy") issued to Trustee by the Title Company, in the aggregate amount of the Advances hereunder, insuring that Trustee owns fee simple title to the Property, subject to no exceptions other than the Permitted Encumbrances, and (B) one or more Mortgagee Title Insurance Policies (collectively, the "Mortgagee Title Policy") issued to Agent (for the benefit of the Noteholders) by the Title Company, in the aggregate amount of the Notes issued hereunder, insuring that the Transaction Mortgage is a first mortgage lien on fee simple title to the Property subject to no exceptions other than the Permitted Encumbrances. Each of the Owners Title Policy and the Mortgagee Title Policy shall provide such other coverages as Agent may reasonably require and as may be available from time to time. The parties acknowledge that the Title Policies will be a series of separate policies in the aggregate required amount, with such separate policies providing coverage in the amount of the respective Acquisition Prices (in the case of the Owner's Title Policy) or the relevant Note amounts attributable to the Parcels covered (in the case of the Mortgagee Title Policy) of the respective Parcels of Property from time to time subject to this Agreement. The term "Title Policy" shall include any endorsements to previously issued title insurance policies that the Purchaser may deem appropriate in connection with any Advance, and any endorsements that Lessee may cause to be provided to insure over title problems that can not be removed where Lessee is permitted to do so under the terms of the Lease or this Agreement.

         "Transaction Documents" means this Agreement, the Lease, the Lease Guarantee, the Declaration of Trust, the Environmental Indemnity Agreement, the Instruments and any and all other agreements, documents, and instruments executed and delivered to or for the benefit of Trustee, Purchasers, or Instrument Holders by pursuant to the terms of, or otherwise in connection with, this Agreement, and any future amendments hereto or restatements hereof, or pursuant to the terms of any of the other Transaction Documents, together with any and all renewals, extensions, and restatements of, and amendments and modifications to, any of the foregoing.

         "Transaction Mortgage" means one or more mortgages, deeds of trust, deeds to secure debt, or similar security instruments executed by Trustee and granting to Agent, for the benefit of the Noteholders (but not the Certificate Holders), a first mortgage lien on the Property and each Parcel thereof. The Transaction Mortgage shall, as to each Parcel, be in form and substance acceptable to Agent and shall be subject to no liens or encumbrances other than the Permitted Encumbrances.

         "Transactions" means the transactions provided for in and contemplated by this Agreement and the other Transaction Documents.

         "Tribunal" means court, department, commission, board, bureau, agency, or instrumentality of any governmental authority.

         "Trust Estate" shall have the meaning provided therefor in the Declaration of Trust.

                                   SCHEDULE 2

                             Underwriting Guidelines


1.       TITLE MATTERS.
         --------------

         1.1 The title insurance required by Agent and Trustee for any Parcel shall be that which is customary in the jurisdiction in which the Parcel is located for institutional investors and lenders in large commercial transactions. Agent and Trustee shall be reasonable in negotiating and agreeing to title insurance coverage.

         1.2 Reinsurance or coinsurance will not be required if (1) the amount to be insured for the Parcel, following completion of all Improvements, is less than $ 4,000,000.00 and (2) one of the following title insurance companies is the title insurer: Chicago Title Insurance Corporation (or one of its wholly owned affiliates, such as TICOR or Safeco), Commonwealth Land Title Insurance Corporation, First American Title Insurance Corporation, Lawyers Title Insurance Corporation, Old Republic/Minnesota or Stewart Title (any of the foregoing being an "Acceptable Insurer"). Agent and/or Trustee shall have the right to remove any title insurer from the above list at any time hereafter with respect to closings on Parcels not then acquired, based on its reasonable determination that such title insurer's financial rating has been reduced to an unacceptably low level.

         1.3 In the event that any mechanics' lien, suppliers' lien, or similar lien is placed against any Parcel, Lessee shall have the right to satisfy Agent and/or Trustee with respect to such lien by, among other means, providing Agent and/or Trustee with affirmative title insurance coverage over such lien delivered by an Acceptable Insurer which is insuring the Parcel in question.

2.       ENVIRONMENTAL REPORTS.
         ----------------------

         2.1 Each environmental report shall be addressed to Agent, Trustee and Lessee, as follows:

                  "To Citicorp Leasing, Inc. ("Agent"), for itself and in its capacity as Agent for the Purchasers and Instrument Holders under the Transaction Agreement dated __________, 1997, among Agent, Trustee (as defined below), The Pep Boys - Manny, Moe and Jack, a Pennsylvania corporation (the "Transaction Agreement"), State Street Bank and Trust Company, as Trustee under the Declaration of Trust dated __________, 1997 ("Trustee") and [insert proper Pep Boys entity]"

         2.2 A reference in an environmental report to the existence of asbestos, PCBs, lead paint or other hazards located within a building or other structure that is intended to be demolished or substantially renovated and improved, shall not be regarded as an impediment to going forward with the transaction, or to the acquisition of the Parcel by the Trustee, or the funding of any Advance, so long as (1) prior to the acquisition of the Parcel in question, Lessee demonstrates to the reasonable satisfaction of Agent and Trustee that the plans for the demolition and/or improvement of the Parcel include provisions satisfactory to Agent and Trustee for the removal, abatement and proper disposal of such materials, in accordance with all applicable Laws, and (2) prior to the Construction Advance for any such Parcel, Lessee provides Agent and Trustee with evidence of such removal, abatement and disposal, and for payment therefor.

         2.3 Nothing in the foregoing shall require Agent or Trustee to accept a Parcel with respect to which the environmental report shows evidence of underground or soil hazards, such as underground tanks, soil or groundwater contamination or other problems requiring remediation.

3.       SURVEY.
         -------

         3.1 The survey shall, at a minimum, satisfy the following requirements unless otherwise approved by Agent:

                  3.1.1 The surveyor should perform all necessary field work, field-stake the property, and supply a current plat of survey (the "Survey") of the property.

                  3.1.2 Without limitation of other applicable requirements, the Survey must:

                           (i)  Set forth an accurate  metes and bounds
                  description of the land, as well as a lot/block description if the property is platted;

                           (ii) Locate all existing easements (setting forth
                  recording information with respect to recorded easements and locating recorded easements per the legal description contained therein), alleys, streets, and roads;

                           (iii) Show any encroachments on to the land from any
                  adjacent property, any encroachments from the land on to adjacent property, and any encroachments into any easement or restricted area within the boundaries of the land;

                           (iv) Locate all existing improvements (such as
                  buildings, power lines, fences, and the like);

                           (v) Locate all dedicated public streets or other
                  roadways providing access to the land, including all curb cuts;

                           (vi) Locate all governmental or privately required
                  setback lines and similar restrictions affecting the land or any part thereof and any violations of such restrictions; and

                           (vii) Set forth the gross square foot area of the
                  land, together with the net square foot area of the land which shall be the gross square foot area of the land less any area of the land located within (A) streets or roadways, or (B) encroachments, overlaps, or strips, gores or other areas affected by discrepancies in legal descriptions.

         3.2 The Survey should contain a certification with regard to the matters set forth thereon substantially as follows:

                  "The undersigned Registered Public Surveyor (the "Surveyor") hereby certifies that (a) this plat of survey and the property description set forth hereon are true and correct and prepared from an actual on-the-ground survey of the real property (the "Property") shown hereon; (b) such survey was conducted by the Surveyor, or under his supervision; (c) all monuments shown hereon actually exist, and the location, size and type of material thereof are correctly shown; (d) except as shown hereon, there are no encroachments onto the Property or protrusions therefrom, there are no improvements on the Property, there are no visible easements or rights-of-way of the Property and there are no visible discrepancies, conflicts, shortages in area or boundary line conflicts; (e) the size, location and type of improvements are as shown hereon (including, without limitation, the parking lots and other parking areas indicating the number of parking spaces within each), and, except as shown hereon, all are located within the boundaries of the Property and set back from the Property lines the distances indicated; (f) the distance from the nearest intersecting street or road is as shown; (g) the Property has access to and from a public roadway; (h) except as shown hereon all recorded easements have been correctly platted hereon; (i) the boundaries, dimensions and other details shown hereon are true and correct; and (j) except as shown hereon the Property is not located in a 100-Year Flood Plain or in an identified "flood prone area", as defined by the U. S. Department of Housing and Urban Development, pursuant to the Flood Disaster Protection Act of 1973, as amended.

                  "The undersigned does further certify that the survey was made in accordance with the "Minimum Standard Detail Requirements of the ALTA/ACSM Land Title Surveys, jointly established by

                  ALTA and ACSM in 1992, and includes items 1, 2, 3, 4, 6, 7(a), 8, 9, 10, and 13 of Table A thereof, and is prepared to the ALTA/ACSM accuracy standards (as adopted and in effect on the date of this certification) of an Urban Survey.

                  "The Surveyor expressly understands and agrees that (a) ("Title Company"), Citicorp Leasing, Inc. ("Agent"), for itself and in its capacity as Agent for the Purchasers and Instrument Holders under the Transaction Agreement dated ___________, 1997, among Agent, Trustee (as defined below), The Pep Boys - Manny, Moe and Jack, a Pennsylvania corporation (the "Transaction Agreement"), State Street Bank and Trust Company, as Trustee under the Declaration of Trust dated _________, 1997 ("Trustee"), and [insert proper Pep Boys entity] are entitled to rely on this plat of survey as being true and accurate in all respects and this Certificate as being true and accurate; and (b) the consideration paid to the Surveyor for the preparation and certification of such survey has been paid, in part, in anticipation of such reliance hereon.

                  EXECUTED this ____ day of _____________, 19__.


                         __________________________________________
                         By:_______________________________________
                         Registered Public Surveyor No.____________
                         Address:  ________________________________
                                   ________________________________
                                   ________________________________

                  [S E A L]"


         3.3 Specific matters reflected on a survey meeting the standards set forth above shall be subject to Agent's reasonable review and approval, such review and approval to be exercised in light of the effect of the specific matters in question on the value (to the extent that the appraisal of the Parcel in question does not specifically reflect the effect on value of the matter in question), utility, and marketability of the Parcel in question.

4.       APPRAISAL.
         ----------

         4.1 The Appraisal shall be addressed as set forth for the environmental report described above in paragraph 2.1

         4.2 The appraiser shall be satisfactory if he/she is an MAI appraiser with at least five years of experience in appraising similar properties to the Parcel in the geographic area of the Parcel.

                                   EXHIBIT "A"

                          Form of Assignment Agreement
                          ----------------------------

                            Dated  ________________, ____

         Reference is made to the Transaction Agreement, dated as of ____________, 1997 (as the same may hereafter be amended or otherwise modified from time to time, the "Transaction Agreement"), by and among THE PEP BOYS - MANNY, MOE & JACK, a Pennsylvania corporation ("Lessee"), CITICORP LEASING, INC., a Delaware corporation (as Agent, Purchaser and Instrument Holder), BANK OF MONTREAL, as Purchaser and Instrument Holder, and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company ("Trustee"), pursuant to the Declaration of Trust ("Declaration of Trust") of even date with the Transaction Agreement executed by Trustee.

         ________________________ , a ____________________ ("Assignor") is the
Holder of certain Instruments issued by the Trustee under the Trust Declaration and desires to assign such Instruments to ____________________________, a _________________________ ("Assignee"). Certain terms defined in the Transaction Agreement are used herein with the same meaning.

         The Assignor and Assignee agree as follows:

         (a) The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, without recourse to the Assignor, the Instruments listed on Schedule 1 attached hereto (the "Assigned Instruments"), together with all of Assignor's rights as an Instrument Holder under the Transaction Agreement and the Transaction Documents as of the Effective Date (as defined below) with respect to Assigned Instruments (the Assigned Instruments, plus all of Assignor's rights with respect thereto being referred to as the "Assigned Interest"). The effective date of this sale and assignment shall be the date specified on Schedule 1 hereto (the "Effective Date"). [IF LESS THAN WHOLE INSTRUMENT IS TO BE ASSIGNED, MODIFY ACCORDINGLY].

         (b) It is expressly acknowledged that Assignor does not hereby assign to Assignee, and Assignee does not hereby assume from Assignor, any of Assignor's obligations as a "Purchaser" under the Transaction Documents to purchase additional Instruments thereunder in connection with any Advance. [DELETE IF THE ASSIGNOR IS NOT A PURCHASER UNDER THE TRANSACTION AGREEMENT.]

         (c) On the Effective Date, the Assignee will pay to the Assignor, in same day funds, at such address and account as the Assignor shall advise the Assignee, the sum of $___________. From and after the Effective Date, the Assignor agrees that the Assignee shall be entitled to all rights, powers and privileges of the Assignor under the Transaction Agreement, the Transaction Documents and the Instruments to the extent of the Assigned Interest, including without limitation (i) the right to receive all payments in respect of the

Assigned Interest for the period from and after the Effective Date, whether on account of principal or stated amount, interest or current yield, fees, indemnities in respect of claims arising after the Effective Date, Increased Costs, Break Costs, or otherwise; (ii) the right to vote and to instruct the Agent and/or the Trustee under the Transaction Documents based on the Assigned Interest; and (iii) the right to receive notices, requests, demands and other communications. The Assignor agrees that it will promptly remit to the Assignee any amount received by it in respect of the Assigned Interest (whether from the Lessee, the Trustee, the Agent, or otherwise) in the same funds in which such amount is received by the Assignor.

         (d) The Assignor (i) represents and warrants that it is the legal and beneficial owner of the Assigned Interest and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Transaction Agreement, the Instruments or the Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Transaction Agreement, the Instruments, the Transaction Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Lessee or the performance or observance by the Lessee of any of its obligations under the Transaction Agreement, the Instruments, the Transaction Documents or any other instrument or document furnished pursuant thereto.

         (e) Assignor hereby authorizes and requests that Trustee issue New Notes or New Certificates, as applicable, pursuant to Section 3.08 of the Declaration of Trust, in the name of Assignee (but at the expense of Assignee) to replace the Assigned Instruments endorsed herewith in accordance with the terms of the Declaration of Trust. Further, if the Assigned Interest represents less than all of the indebtedness or equity evidenced by the Instrument in question, Assignor also hereby requests that Trustee issue to Assignor a New Note or New Certificate, as applicable, in the amount of $ , representing the portion of the Instrument not assigned herein by Assignor.

         (f) The Assignee (i) acknowledges that it has received a copy of the Transaction Agreement, together with such financial information or other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (ii) agrees that it will, independently and without reliance upon the Trustee, the Assignor or any other Instrument Holder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transaction Agreement, the Instruments and the other Transaction Documents; (iii) assumes and agrees to perform in accordance with their terms all of the obligations which by the terms of the Transaction Agreement, the Instruments and the other Transaction Documents are required to be performed by an Instrument Holder and which arise subsequent to the date hereof; (iv) specifies as its administrative offices (and address for notices) the offices set forth beneath its name on the signature pages hereof; (v) represents and warrants to Lessee, Trustee and Agent that the representations and warranties applicable to a "Holder" pursuant to Section 2.03 of the Transaction Agreement are true and correct as to the Assignee as of the date hereof; and (vi) attaches the forms prescribed by the Internal Revenue Service of the United States of America certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Transaction Agreement (and the other Transaction Documents) or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty. Further, Assignee acknowledges that it is not relying upon any statements of Lessee regarding its financial condition or that of any of its subsidiaries except to the extent of financial reports and related information provided by Lessee to Agent pursuant to the Transaction Documents or in connection with the negotiation and execution thereof.

         (g) Following the execution of this Assignment, it will be delivered to the Agent for acceptance and recording by the Agent in the Register. Upon such acceptance and recording and receipt of any consent of the Lessee required pursuant to the Transaction Documents, as of the Effective Date, (i) the Assignee shall be a party to the Transaction Agreement and, to the extent provided in this Transaction Assignment, have the rights and obligations of an Instrument Holder thereunder and under the Instruments and the Transaction Documents and (ii) the Assignor shall, to the extent provided in this Assignment, relinquish its rights and be released from its obligations under the Transaction Agreement, the Instruments and the Transaction Documents. Nothing herein shall release Assignor from any remaining obligations that Assignor may have as a Purchaser (if Assignor is a Purchaser) under the Transaction Documents, nor shall this Assignment release Assignor from, nor reduce Assignor's rights with respect to or relating to, any other Instruments that Assignor may continue to hold or may hereafter acquire.

         (h) Upon such acceptance, recording and consent, from and after the Effective Date, Trustee shall make all payments under the Transaction Documents in respect of the Assigned Interest (including, without limitation, all payments of principal, interest or current yield) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Transaction Documents for periods prior to the Effective Date directly between themselves.

         (i) By its execution hereof Assignee acknowledges that Citicorp Leasing, Inc. is the currently appointed "Agent" for the Instrument Holders and Purchasers under the terms of the Transaction Documents, and that Assignee is acquiring the Instruments subject to the rights (and, where applicable) the obligations of the Agent or any successor Agent that may hereafter be appointed pursuant to the Transaction Agreement.

         (j) This Assignment shall be governed by, and construed in accordance with, the laws of the State of Massachusetts.

         IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this Assignment to be executed by their respective officers thereunto duly authorized on the attached Signature Pages, as of the date first above written.

                         [See Attached Signature Pages]

                           SIGNATURE PAGE OF ASSIGNOR
                                   ATTACHED TO
                              ASSIGNMENT AGREEMENT
                       [1997 Pep Boys II Leased Property]


                                   "Assignor"
                                   ----------

                                      __________________________________________
                                      a_________________________________________


                                      By________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                           SIGNATURE PAGE OF ASSIGNEE
                                   ATTACHED TO
                              ASSIGNMENT AGREEMENT
                       [1997 Pep Boys II Leased Property]


                                     "Assignee"
                                     ----------


                                      __________________________________________
                                      a_________________________________________


                                      By________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                      Address of Assignee:

                                      __________________________________________
                                      __________________________________________
                                      __________________________________________

                                   Schedule 1
                                       to
                              Assignment Agreement


                        Effective Date ___________, 19___


[DESCRIBE THE NOTES/CERTIFICATES TO BE ASSIGNED BY DATE, CERTIFICATE OR NOTE NUMBER, FACE AMOUNT, ETC.]

                          ACKNOWLEDGMENT OF ASSIGNMENT
                                       BY
                                TRUSTEE AND AGENT
                                   ATTACHED TO
                              ASSIGNMENT AGREEMENT
                       [1997 Pep Boys II Leased Property]


                                      "Trustee"
                                      ---------

                                      STATE STREET BANK AND TRUST
                                      COMPANY, a Massachusetts
                                      trust company, (not in its
                                      individual capacity, but
                                      solely as Trustee)


                                      By________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________




                                      "Agent"
                                      -------

                                      CITICORP LEASING, INC., a
                                      Delaware corporation


                                      By________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                              TRANSACTION AGREEMENT

                          Dated as of February 28, 1997

                                      Among

                        THE PEP BOYS - MANNY, MOE & JACK,
                           a Pennsylvania corporation,

                      STATE STREET BANK AND TRUST COMPANY,
                         a Massachusetts trust company,
               not in its individual capacity except as expressly
                     stated herein, but solely as Trustee,

                                       and

                             CITICORP LEASING, INC.,
                             a Delaware corporation,
                 as Administrative Agent, Purchaser, and Holder,

                                       and

                                BANK OF MONTREAL,
                             as Purchaser and Holder








                       [1997 Pep Boys II Leased Property]

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

Preliminary Statement.............................................................................................1
ARTICLE I.                 FUNDING................................................................................2
         Section 1.01.     Advances under Instruments.............................................................2
         Section 1.02.     Closing Date...........................................................................4
         Section 1.03.     Conditions for Initial Advance.........................................................5
         Section 1.04.     Conditions Precedent to All Advances...................................................5
         Section 1.05.     Advance Process.......................................................................12
         Section 1.06.     Form of Documents.....................................................................13
         Section 1.07.     Transaction Fees......................................................................13
         Section 1.08.     Extension of Lease Term...............................................................15

ARTICLE II.                REPRESENTATIONS AND WARRANTIES........................................................15
         Section 2.01.     Lessee's Representations and Warranties...............................................15
         Section 2.02.     Trust Company Representations.........................................................17

ARTICLE III.               TRUSTEE AND TRUST COMPANY COVENANTS...................................................20
         Section 3.01.     Lien Claims...........................................................................20
         Section 3.02.     Inspection of Property................................................................20
         Section 3.03.     Notice of Significant Matters.........................................................20
         Section 3.04.     Qualification; Business; Use of Advances..............................................21
         Section 3.05.     Encumbrances..........................................................................21
         Section 3.06.     Transaction Documents.................................................................21
         Section 3.07.     Transactions with Affiliates..........................................................22
         Section 3.08.     Transfer or Encumbrance of the Property...............................................22
         Section 3.09.     Compliance with Laws and Documents....................................................23
         Section 3.10.     Assignment............................................................................23
         Section 3.11.     Other Tenant Leases...................................................................23
         Section 3.12.     Agent's Approval of Settlements.......................................................23
         Section 3.13.     Notice of Actions; Prosecution........................................................24
         Section 3.14.     Covenants of Trust Company............................................................24

ARTICLE IV.       THE NOTES AND THE CERTIFICATES.................................................................25
         Section 4.01.     Rates Applicable to Instruments.......................................................25
         Section 4.02.     Assignments and Participations........................................................25
         Section 4.03.     Taxes.................................................................................28
         Section 4.04.     Avoidance of Taxes, Other Charges and Increased Costs.................................30
         Section 4.05.     Sharing of Payments, Etc..............................................................31
         Section 4.06.     Instrument Holders' Credit Decisions..................................................31

ARTICLE V.        MISCELLANEOUS..................................................................................32
         Section 5.01.     Survival..............................................................................32
         Section 5.02.     Notices...............................................................................32

                                                                                                                 Page
                                                                                                                 ----

         Section 5.03.     Severability..........................................................................34
         Section 5.04.     Amendments, Etc.......................................................................34
         Section 5.05.     Headings..............................................................................34
         Section 5.06.     Definitions...........................................................................34
         Section 5.07.     Benefit...............................................................................34
         Section 5.08.     Place of Payment......................................................................35
         Section 5.09.     Counterparts..........................................................................35
         Section 5.10.     Governing Law; Venue..................................................................35
         Section 5.11.     Business Day..........................................................................35
         Section 5.12.     The Trustee...........................................................................36
         Section 5.13.     Estoppel Certificates.................................................................36
         Section 5.14.     Transaction Documents; Further Assurances.............................................36
         Section 5.15.     Confidentiality.......................................................................37
         Section 5.16.     Interest..............................................................................37
         Section 5.17.     Money.................................................................................38
         Section 5.18.     Number and Gender of Words............................................................38
         Section 5.19.     Articles, Sections, Exhibits, and Schedules...........................................38
         Section 5.20.     Decisions of Parties..................................................................39
         Section 5.21.     Restructure of Transaction............................................................39
         Section 5.22.     Construction of Agreement.............................................................39
         Section 5.23.     Brokers...............................................................................40
         Section 5.24.     WAIVER OF JURY TRIAL..................................................................40

ARTICLE VI.                THE AGENT.............................................................................40
         Section 6.01.     Appointment...........................................................................40
         Section 6.02.     Nature of Duties......................................................................41
         Section 6.03.     Rights, Exculpation, etc..............................................................43
         Section 6.04.     Reliance..............................................................................43
         Section 6.05.     Indemnification.......................................................................44
         Section 6.06.     Successor Agent; Resignation of Agent.................................................44
         Section 6.07.     Authorization to Act as Agent of Trustee..............................................45



                    FIRST AMENDMENT TO TRANSACTION AGREEMENT
                     (Pep Boys II Leased Property Facility)


         This FIRST AMENDMENT TO TRANSACTION AGREEMENT dated as of the 31st day of July, 1997 (this "Amendment"), is entered into by and among THE PEP BOYS - MANNY, MOE & JACK, a Pennsylvania corporation ("Lessee" and "Lease Guarantor"); STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not in its individual capacity except as expressly stated in the Transaction Agreement, but solely as Trustee under the Declaration of Trust (State Street Bank and Trust Company, when acting in its respective capacities as such Trustee, together with any successor trustee under the Declaration of Trust, is herein referred to as the "Trustee" and State Street Bank and Trust Company, when acting in its individual capacity, is herein referred to as "Trust Company"); CITICORP LEASING, INC., a Delaware corporation ("CLI"), on behalf of itself as a Purchaser and Instrument Holder under the Transaction Agreement and on behalf of the other financial institutions that may, from time to time, become Purchasers or Instrument Holders thereunder; BANK OF MONTREAL ("Bank of Montreal") as a Purchaser and Instrument Holder under the Transaction Agreement; and CITICORP LEASING, INC., a Delaware corporation ("Agent"), in its capacity as the administrative agent for the Instrument Holders under the Transaction Agreement. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Transaction Agreement.


                                    RECITALS


         A. Effective as of February 28, 1997, Lessee, Trustee, CLI, Bank of Montreal, and Agent entered into that certain Transaction Agreement (the "Transaction Agreement") pursuant to the terms of which Trustee will acquire or has acquired the Property. The Property will be or has been leased to Lessee (and, where applicable, certain Additional Lessees that are wholly-owned subsidiaries of Lessee) by Trustee (and in certain cases by a co-trustee appointed pursuant to the terms of Section 8.04 of the Declaration of Trust) under that certain Master Lease of even date with the Transaction Agreement between Trustee, as lessor, and Lessee, as lessee (as heretofore amended, supplemented or otherwise modified from time to time, the "Lease").

         B. Pursuant to the terms and provisions of that certain Lease Guarantee dated of even date with the Lease ("Lease Guarantee"), the Obligations (as defined in the Lease Guarantee) of Lessee under the Lease have been guaranteed by Lease Guarantor.

         C. Lessee and Trustee desire to increase the maximum amount of Advances available to Trustee under the terms of the Transaction Agreement, and CLI and Bank of Montreal have agreed to increase their respective Commitments thereunder, subject to certain additional provisions and adjustments to the Transaction Agreement as hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and agreements set forth herein and therein, the parties agree as follows:

         1. CLI, Bank of Montreal, Agent, Lessee, and Trustee hereby agree that the maximum amount of Advances available to Trustee under the Transaction Agreement is hereby increased from $45,000,000.00 to $70,000,000.00.

         2. In connection with the increase described above the aggregate Commitments of CLI and Bank of Montreal are increased to $35,000,000.00 each. To implement such increases, effective as of the date of this Amendment Sections 1.01(a) and 1.01(b) of the Transaction Agreement are amended to read, in their entirety, as follows:

                  "(a) CLI, as an initial Purchaser of the Instruments, confirms that its Certificate Commitment is $2,800,000.00, its A-Note Commitment is $28,175,000.00 and its B-Note Commitment is $4,025,000.00, for a total Commitment of $35,000,000.00. Notwithstanding the foregoing, it is expressly agreed that in no event will CLI ever be obligated to make an Advance in respect of its Commitment if, at the time of the Advance and after giving effect to the Advance in question, the "Hold Position" of CLI (i) for Advances made during the period ending July 15, 1997, would exceed $30,000,000.00, (ii) for Advances made during the period July 15, 1997, through August 31, 1997, would exceed $40,000,000.00,
         (iii) for Advances made during the period September 1, 1997, through December 31, 1997, would exceed $20,000,000.00, (iv) for Advances made during the period January 1, 1998, through June 30, 1998, would exceed $15,000,000.00, and (v) for Advances made on or after July 1, 1998, would exceed $10,000,000.00. For purposes hereof the term "Hold Position" means the sum of (i) the aggregate outstanding principal balance and/or stated amounts of Instruments then held by CLI hereunder, plus (ii) the aggregate outstanding principal and/or stated amount of notes or equity certificates then held by CLI in respect of the Pep Boys I Facility, plus (iii) the remaining amount of available advances that Lessee may request under the Pep Boys I Facility; provided, however, that there shall be excluded from such calculation any portion of the principal balance and/or stated amount, as applicable, of any such instruments (whether hereunder or in respect of the Pep Boys I Facility) that are held by CLI for the benefit of an unaffiliated participant or assignee that has closed on or purchased such participation. It is acknowledged that CLI's "Hold Position" with respect to the Pep Boys I Facility as of the date hereof is $15,408,038.28, and the "Hold Position" of CLI hereunder is $14,426,255.76, such that the maximum amount of Advances currently available under the CLI Commitment is $10,165,705.96.

                  "(b) Bank of Montreal, as an initial Purchaser of the Instruments, confirms that its Certificate Commitment is zero ($0.00), its A-Note Commitment is $30,625,000.00, and its B-Note Commitment is $4,375,000.00, for a total Commitment of $35,000,000.00."

         3. Section 1.07 of the Transaction Agreement, relating to the fees to be paid by Lessee, is amended effective as of the date of this Amendment to read, in its entirety, as follows:

                  "Section 1.07. Transaction Fees. Lessee shall pay from time to time the following fees related to the transactions contemplated herein:

                           "(a) Arranging/Structuring Fee. In addition to the
                  $247,500.00 structuring fee paid to CLI in connection with the execution of the original Transaction Agreement, the receipt of which is hereby acknowledged by CLI, in connection with the increase of the aggregate commitments from $45,000,000.00 to $70,000,000.00 Lessee shall pay to CLI or an Affiliate of CLI a structuring fee in the amount of $137,500.00 cash upon execution of the First Amendment to this Transaction Agreement.

                           "(b) Servicing Fee. Subject to the terms of a certain
                  side letter agreement dated February 28, 1997, as amended as of the date of the First Amendment to this Transaction Agreement, between Agent and Lessee regarding a limitation on such fee, on each December 15 (starting December 15, 1997) throughout the term of this Agreement, as well as on the Maturity Date, Lessee shall pay to CLI or an Affiliate of CLI a servicing fee in an amount equal to 0.10% of the weighted average outstanding principal balance of the Notes and the weighted-average outstanding amount of the Certificates for the preceding year. The first payment shall be prorated on a daily basis for the period from the date hereof through December 15, 1997, and the last payment due on the Maturity Date shall also be a prorated payment covering the period December 16, 2002, through the Maturity Date. The servicing fee payment due on December 15, 1997, shall be adjusted to reflect the reduction in the fee from 0.125% to 0.10% as of the effective date of this First Amendment.

                           "(c) Commitment Fee. On each March 30, June 30,
                  September 30, and December 30 through and including September 30, 1998, Lessee shall pay to the Purchasers a commitment fee (computed quarterly in arrears) in an amount equal to one-fourth of the amount determined by multiplying the unused portion of the Commitment (computed on a weighted average daily basis during the quarter) by the applicable percentage provided for in the following chart:

                           Lessee's Debt Rating          Commitment Fee Rate
                           --------------------          -------------------

                           BBB+ (or higher)              10.0  basis points
                           BBB                           15.0 basis points
                           BBB-                          21.5 basis points
                           lower than BBB-               27.5 basis points

                                    "Notwithstanding the foregoing, the
                  commitment fee for the period from February 28, 1997, through the day immediately preceding the effective date of this Amendment shall be 20 basis points per annum and at the time of the June 30, 1997, payment of the commitment fee the Lessee and CLI shall adjust the commitment fee payment due at that time to reflect and reconcile the fees paid through such date in accordance with such retroactive adjustment.

                                    "The last payment due September 30, 1998,
                  shall be a prorated payment reflecting only the period July 1, 1998, through the Outside Funding Date. In the event the Outside Funding Date is extended, the obligation to continue to pay a commitment fee on the unused portion of the Commitment shall be likewise extended. In the event that Lessee desires to terminate its right to obtain Advances hereunder prior to the Outside Funding Date, Agent and Trustee agree to enter into an amendment to this Agreement and the other Transaction Documents as necessary to terminate the obligation of the Purchasers to advance the unused portion of the Commitment, and after such termination no further commitment fees shall be due.

                           "(d)     Trustee  Fees. From time to time the Lessee
                  shall pay to the Trustee the various fees and other payments provided for in the Declaration of Trust and/or in the Fee Letter."

         4. A new Section 4.07 is hereby added to the Transaction Agreement reading as follows:

                  "Section 4.07. Payment of Increased Costs, Reserve Costs and Break Costs. The Lessee will pay, and will indemnify each Instrument Holder for the full amount of, any Increased Costs, Reserve Costs and/or Break Costs incurred by such Instrument Holder. Payment of such amounts shall be made as a part of the Additional Rent payable by the Lessee under the Lease pursuant to the procedural provisions of the Lease relating to the payment thereof and paid over to the Instrument Holder(s) in question as provided for in the Declaration."

         5. Simultaneously with the execution of this Amendment, Lessee, Trustee, Bank of Montreal, Agent, and CLI shall execute and deliver such amendments to existing Transaction Documents as the parties deem necessary or desirable in connection with the increase in the maximum amount of Advances available to Trustee under the Transaction Agreement, including, without limitation, amendments to, or amendments and restatements of, the Notes, the Certificate, the Transaction Mortgages and the Lease Guarantee. Without limitation, the following Instruments shall be issued in replacement of the Instruments issued contemporaneously with the Transaction Agreement:


--------------------------------------------------------------------------------------------------------------------

                      Replacement Instruments to Be Issued
---------------------------------------- ------------------------------------- -------------------------------------

Holder                                   Type of Instrument                    Principal or Face Amount
---------------------------------------- ------------------------------------- -------------------------------------

Bank of Montreal                         A- Note                               $30,625,000.00
---------------------------------------- ------------------------------------- -------------------------------------

Bank of Montreal                         B-Note                                $4,375,000.00
---------------------------------------- ------------------------------------- -------------------------------------

CLI                                      A-Note                                $28,175,000.00
---------------------------------------- ------------------------------------- -------------------------------------

CLI                                      B-Note                                $4,025,000.00
---------------------------------------- ------------------------------------- -------------------------------------

CLI                                      Certificate                           $2,800,000.00
---------------------------------------- ------------------------------------- -------------------------------------

         6. Except as amended hereby, the terms and provisions of the Transaction Agreement shall be and remain in full force and effect and are hereby ratified and affirmed. By its execution hereof Lessee Parent hereby ratifies and affirms each and every representation, warranty, covenant, obligation and indemnity contained in the Transaction Agreement as of the date hereof.

         7. By its execution hereof, Lease Guarantor hereby ratifies and affirms each and every representation, warranty, covenant, obligation and indemnity contained in the Lease Guarantee as of the date hereof and acknowledges that the Lease Guarantee remains in full force and effect.

         8. By their execution hereof, Lessee, Pep Boys - Manny, Moe & Jack of Delaware, Inc., a Delaware corporation ("Pep Boys-Delaware"), and The Pep Boys Manny Moe & Jack of California, a California corporation ("Pep Boys-California"), as Indemnitors, hereby ratify and affirm each and every representation, warranty, covenant, obligation and indemnity contained in that certain Environmental Indemnity Agreement dated of even date with the Transaction Agreement as of the date hereof and acknowledge that the Environmental Indemnity Agreement remains in full force and effect.

         9. By their execution hereof, Pep Boys-Delaware and Pep
Boys-California, in their capacity as Additional Lessees under the Lease, along with Lessee Parent in its capacity as Lessee under the Lease, hereby ratify and affirm each and every representation, warranty, covenant, obligation and indemnity contained in the Lease as of the date hereof and acknowledge that the Lease remains in full force and effect..

         10. CLI, Bank of Montreal, Agent, and Lessee hereby approve the execution by Trustee of that certain First Amendment to Declaration of Trust of even date herewith, and the execution by Trustee and Lessee of that certain First Amendment to Master Lease of even date herewith, each of which has been executed to evidence adjustments to the agreements and arrangements of the parties negotiated and agreed to between the parties in connection herewith.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first above written.





                         [SEE ATTACHED SIGNATURE PAGES]

               SIGNATURE PAGE OF THE PEP BOYS - MANNY, MOE & JACK
                                   ATTACHED TO
                    FIRST AMENDMENT TO TRANSACTION AGREEMENT


                                     LESSEE, LESSEE PARENT, LEASE
                                     GUARANTOR AND INDEMNITOR:
                                     ----------------------------

                                     THE PEP BOYS - MANNY, MOE & JACK,
                                     a Pennsylvania corporation


                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                   SIGNATURE PAGE OF TRUSTEE AND TRUST COMPANY
                                   ATTACHED TO
                    FIRST AMENDMENT TO TRANSACTION AGREEMENT


                                     TRUSTEE:
                                     --------

                                     STATE STREET BANK AND TRUST
                                     COMPANY, a Massachusetts
                                     trust company (not in its
                                     individual capacity, but
                                     solely as Trustee)


                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________


                                     TRUST COMPANY:
                                     --------------

                                     STATE STREET BANK AND TRUST
                                     COMPANY, a Massachusetts
                                     trust company (in its
                                     individual capacity, but
                                     only as expressly stated
                                     herein)


                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                         SIGNATURE PAGE OF CLI AND AGENT
                                   ATTACHED TO
                    FIRST AMENDMENT TO TRANSACTION AGREEMENT


                                     AGENT and CLI:
                                     --------------

                                     CITICORP LEASING, INC.,
                                     a Delaware corporation


                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                       SIGNATURE PAGE OF BANK OF MONTREAL
                                   ATTACHED TO
                    FIRST AMENDMENT TO TRANSACTION AGREEMENT


                                     Bank of Montreal:
                                     -----------------

                                     BANK OF MONTREAL


                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                      SIGNATURE PAGE OF ADDITIONAL LESSEES
                                   ATTACHED TO
                    FIRST AMENDMENT TO TRANSACTION AGREEMENT


                                     ADDITIONAL LESSEES AND INDEMNITORS:
                                     -----------------------------------
                                     PEP BOYS - MANNY, MOE & JACK OF
                                     DELAWARE, INC., a Delaware corporation


                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________


                                     THE PEP BOYS MANNY MOE & JACK OF
                                     CALIFORNIA, a California corporation

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                    SECOND AMENDMENT TO TRANSACTION AGREEMENT
                     (Pep Boys II Leased Property Facility)


         This SECOND AMENDMENT TO TRANSACTION AGREEMENT dated as of the 20th day of October, 1997 (this "Amendment"), is entered into by and among THE PEP BOYS - MANNY, MOE & JACK, a Pennsylvania corporation ("Lessee" and "Lease Guarantor"); STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not in its individual capacity except as expressly stated in the Transaction Agreement, but solely as Trustee under the Declaration of Trust (State Street Bank and Trust Company, when acting in its respective capacities as such Trustee, together with any successor trustee under the Declaration of Trust, is herein referred to as the "Trustee" and State Street Bank and Trust Company, when acting in its individual capacity, is herein referred to as "Trust Company"); CITICORP LEASING, INC., a Delaware corporation ("CLI"), on behalf of itself as a Purchaser and Instrument Holder under the Transaction Agreement and on behalf of the other financial institutions that may, from time to time, become Purchasers or Instrument Holders thereunder; BANK OF MONTREAL ("Bank of Montreal"), as a Purchaser and Instrument Holder under the Transaction Agreement; and CITICORP LEASING, INC., a Delaware corporation ("Agent"), in its capacity as the administrative agent for the Instrument Holders under the Transaction Agreement. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Transaction Agreement.


                                    RECITALS


         A. Effective as of February 28, 1997, Lessee, Trustee, CLI, Bank of Montreal, and Agent entered into that certain Transaction Agreement (as heretofore amended, supplemented or otherwise modified from time to time, the "Transaction Agreement") pursuant to the terms of which Trustee will acquire or has acquired the Property. The Property will be or has been leased to Lessee (and, where applicable, certain Additional Lessees that are wholly-owned subsidiaries of Lessee) by Trustee (and in certain cases by a co-trustee appointed pursuant to the terms of Section 8.04 of the Declaration of Trust) under that certain Master Lease of even date with the Transaction Agreement between Trustee, as lessor, and Lessee, as lessee (as heretofore amended, supplemented or otherwise modified from time to time, the "Lease").

         B. Pursuant to the terms and provisions of that certain Lease Guarantee dated of even date with the Lease ("Lease Guarantee"), the Obligations (as defined in the Lease Guarantee) of Lessee under the Lease have been guaranteed by Lease Guarantor.

         C. Lessee and Trustee desire to increase the maximum amount of Advances available to Trustee under the terms of the Transaction Agreement, and CLI and Bank of Montreal have agreed to increase their respective Commitments thereunder, subject to certain additional provisions and adjustments to the Transaction Agreement as hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and agreements set forth herein and therein, the parties agree as follows:

         1. CLI, Bank of Montreal, Agent, Lessee, and Trustee hereby agree that the maximum amount of Advances available to Trustee under the Transaction Agreement is hereby increased from $70,000,000.00 to $105,000,000.00.

         2. In connection with the increase described above the aggregate Commitments of CLI and Bank of Montreal are increased to $52,500,000.00 each. To implement such increases, effective as of the date of this Amendment Sections 1.01(a) and 1.01(b) of the Transaction Agreement are amended to read, in their entirety, as follows:

                  "(a) CLI, as an initial Purchaser of the Instruments, confirms that its Certificate Commitment is $4,200,000.00, its A-Note Commitment is $42,262,500.00 and its B-Note Commitment is $6,037,500.00, for a total Commitment of $52,500,000.00. Notwithstanding the foregoing, it is expressly agreed that in no event will CLI ever be obligated to make an Advance in respect of its Commitment if, at the time of the Advance and after giving effect to the Advance in question, the "Hold Position" of CLI (i) for Advances made during the period ending October 31, 1998, would exceed $40,000,000.00, and (ii) for Advances made during the period November 1, 1998, through December 31, 1998, would exceed $30,000,000.00. For purposes hereof the term "Hold Position" means the sum of (i) the aggregate outstanding principal balance and/or stated amounts of Instruments then held by CLI hereunder, plus (ii) the aggregate outstanding principal and/or stated amount of notes or equity certificates then held by CLI in respect of the Pep Boys I Facility; provided, however, that there shall be excluded from such calculation any portion of the principal balance and/or stated amount, as applicable, of any such instruments (whether hereunder or in respect of the Pep Boys I Facility) that are held by CLI for the benefit of an unaffiliated participant or assignee that has closed on or purchased such participation. It is acknowledged that CLI's "Hold Position" with respect to the Pep Boys I Facility as of the date hereof is $2,512,225.51, and the "Hold Position" of CLI hereunder is $7,550,552.83, such that the maximum amount of Advances currently available under the CLI Commitment is $29,937,221.66.

                  "(b) Bank of Montreal, as an initial Purchaser of the Instruments, confirms that its Certificate Commitment is zero ($0.00), its A-Note Commitment is $45,937,500.00, and its B-Note Commitment is $6,562,500.00, for a total Commitment of $52,500,000.00."

         3. Section 1.05(e) of the Transaction Agreement is hereby amended such that the term "Outside Funding Date" shall mean (i) August 31, 1998, as to any Parcel added to the Property on or prior to September 30, 1997, and (ii) December 31, 1998, as to any Parcel added to the Property on or after October 1, 1997.

         4. Simultaneously with the execution of this Amendment, Lessee, Trustee, Bank of Montreal, Agent, and CLI shall execute and deliver such amendments to existing Transaction Documents as the parties deem necessary or desirable in connection with the increase in the maximum amount of Advances available to Trustee under the Transaction Agreement, including, without limitation, amendments to, or amendments and restatements of, the Notes, the Certificate, the Transaction Mortgages and the Lease Guarantee. Without limitation, the following Instruments shall be issued in replacement of the Instruments heretofore issued pursuant to the Transaction Agreement (it being acknowledged that CLI has heretofore sold and assigned portions of its A-Note and B-Note):

--------------------------------------------------------------------------------------------------------------------

                      Replacement Instruments to Be Issued
---------------------------------------- ------------------------------------- -------------------------------------

Holder                                   Type of Instrument                    Principal or Face Amount
---------------------------------------- ------------------------------------- -------------------------------------

Bank of Montreal                         A- Note                               $45,937,500.00
---------------------------------------- ------------------------------------- -------------------------------------

Bank of Montreal                         B-Note                                $6,562,500.00
---------------------------------------- ------------------------------------- -------------------------------------

CLI                                      A-Note                                $29,137,500.00
---------------------------------------- ------------------------------------- -------------------------------------

CLI                                      B-Note                                $4,162,500.00
---------------------------------------- ------------------------------------- -------------------------------------

CLI                                      Certificate                           $4,200,000.00
---------------------------------------- ------------------------------------- -------------------------------------

         5. Except as amended hereby, the terms and provisions of the Transaction Agreement shall be and remain in full force and effect and are hereby ratified and affirmed. By its execution hereof Lessee Parent hereby ratifies and affirms each and every representation, warranty, covenant, obligation and indemnity contained in the Transaction Agreement as of the date hereof.

         6. By its execution hereof, Lease Guarantor hereby ratifies and affirms each and every representation, warranty, covenant, obligation and indemnity contained in the Lease Guarantee as of the date hereof and acknowledges that the Lease Guarantee remains in full force and effect.

         7. By their execution hereof, Lessee, Pep Boys - Manny, Moe & Jack of Delaware, Inc., a Delaware corporation ("Pep Boys-Delaware"), and The Pep Boys Manny Moe & Jack of California, a California corporation ("Pep Boys-California"), as Indemnitors, hereby ratify and affirm each and every representation, warranty, covenant, obligation and indemnity contained in that certain Environmental Indemnity Agreement dated of even date with the Transaction Agreement as of the date hereof and acknowledge that the Environmental Indemnity Agreement remains in full force and effect.

         8. By their execution hereof, Pep Boys-Delaware and Pep
Boys-California, in their capacity as Additional Lessees under the Lease, along with Lessee Parent in its capacity as Lessee under the Lease, hereby ratify and affirm each and every representation, warranty, covenant, obligation and indemnity contained in the Lease as of the date hereof and acknowledge that the Lease remains in full force and effect.

         9. CLI, Bank of Montreal, Agent, and Lessee hereby approve the execution by Trustee of that certain Second Amendment to Declaration of Trust of even date herewith.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first above written.





                         [SEE ATTACHED SIGNATURE PAGES]

               SIGNATURE PAGE OF THE PEP BOYS - MANNY, MOE & JACK
                                   ATTACHED TO
                    SECOND AMENDMENT TO TRANSACTION AGREEMENT


                                     LESSEE, LESSEE PARENT, LEASE
                                     GUARANTOR AND INDEMNITOR:
                                     ----------------------------

                                     THE PEP BOYS - MANNY, MOE & JACK,
                                     a Pennsylvania corporation


                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                   SIGNATURE PAGE OF TRUSTEE AND TRUST COMPANY
                                   ATTACHED TO
                    SECOND AMENDMENT TO TRANSACTION AGREEMENT


                                    TRUSTEE:
                                    --------

                                    STATE STREET BANK AND TRUST
                                    COMPANY, a Massachusetts
                                    trust company (not in its
                                    individual capacity, but
                                    solely as Trustee)


                                    By:_________________________________________
                                             Donald E. Smith, Vice President


                                    TRUST COMPANY:
                                    --------------

                                    STATE STREET BANK AND TRUST
                                    COMPANY, a Massachusetts
                                    trust company (in its
                                    individual capacity, but
                                    only as expressly stated
                                    herein)


                                    By:_________________________________________
                                             Donald E. Smith, Vice President

                         SIGNATURE PAGE OF CLI AND AGENT
                                   ATTACHED TO
                    SECOND AMENDMENT TO TRANSACTION AGREEMENT


                                 AGENT and CLI:
                                 --------------

                                 CITICORP LEASING, INC.,
                                 a Delaware corporation



                                 By:____________________________________________
                                          Nancy T. Berke, Vice President

                       SIGNATURE PAGE OF BANK OF MONTREAL
                                   ATTACHED TO
                    SECOND AMENDMENT TO TRANSACTION AGREEMENT


                                        Bank of Montreal:

                                        BANK OF MONTREAL



                                        By:_____________________________________
                                                 D. W. Rourke, Director

                      SIGNATURE PAGE OF ADDITIONAL LESSEES
                                   ATTACHED TO
                    SECOND AMENDMENT TO TRANSACTION AGREEMENT


                                     ADDITIONAL LESSEES AND INDEMNITORS:

                                     PEP BOYS - MANNY, MOE & JACK OF
                                     DELAWARE, INC., a Delaware corporation




                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________


                                     THE PEP BOYS MANNY MOE & JACK OF
                                     CALIFORNIA, a California corporation



                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________